BAE Future Corporate VULSM
Corporate Flexible Premium Adjustable Variable Universal Life Insurance Policies
Issued by
Nationwide Life Insurance Company
through its
Nationwide VLI Separate Account-4
The date of this prospectus is May 1, 2019, as amended September 17, 2019.
Variable life insurance is complex. This prospectus is designed to provide prospective policy owners with information about the policy that will assist them when making a decision whether or not to purchase the policy. Nationwide encourages prospective policy owners to take time to understand the policy and its potential benefits and risks. In consultation with their financial advisor, prospective policy owners should use this prospectus in conjunction with the policy and composite illustration to compare the benefits and risks of this policy against those of other life insurance policies.
The policy owner should read this entire prospectus, and the policy, and consult with a trusted financial advisor. To obtain additional information, including free copies of prospectuses for the mutual funds or a copy of the Statement of Additional Information, or to make service transaction requests, contact Nationwide using any of the methods described in Contacting the Service Center.
Telephone:	1-877-351-8808 (TDD: 1-800-238-3035)
Facsimile:	1-855-677-2357
Internet:	www.nationwide.com
U.S. Mail:	Nationwide Life Insurance Company Nationwide Business Solutions Group One Nationwide Plaza, 1-11-401 Columbus, OH 43215-2220
These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.
This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. Not all Riders, terms, conditions, benefits, programs, features and investment options are available or approved for use in every state. Contact the Service Center to review a copy of the policy and any Riders or endorsements. This prospectus contains all material rights and features of the policy.
The policy is NOT: insured by the Federal Deposit Insurance Corporation; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
The policy may decrease in value to the point of being valueless because of poor Investment Experience.
The purpose of this policy is to provide life insurance protection for the beneficiary named by the policy owner. If the purchaser’s primary need is not life insurance protection, then purchasing this policy may not be in the best interest of the purchaser. Nationwide makes no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
If this policy is being purchased to replace existing life insurance, the purchaser should carefully consider the benefits, features, and costs of this policy versus those of the policy being replaced.
The policy includes an Enhancement Benefit which is a partial return of charges upon certain surrenders. Policies without such a benefit may have lower overall charges when compared to the policies described in this prospectus. The value of this benefit may be more than off-set by the higher overall charges associated with having such a benefit.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

The policy is intended to be sold through corporate sponsored benefit programs. When purchased in connection with such benefit programs, the policy may qualify for simplified underwriting. Simplified underwriting means that a physical examination to obtain medical information on the Insured is generally not required to issue the policy.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, Nationwide may discontinue mailing paper copies of shareholder reports for underlying mutual funds available under this policy unless the policy owner specifically requests that paper copies continue to be delivered. Instead, the shareholder reports will be made available on a website. Nationwide will notify policy owners by mail each time a shareholder report is posted and will provide a website link to access the report. However, policy owners may elect to continue to receive all future shareholder reports in paper free of charge. To do so, policy owners should contact the Service Center to inform Nationwide that paper copies of shareholder reports should continue to be delivered. Any election to receive shareholder reports in paper will apply to all underlying funds available under the policy.
The Sub-Accounts offered through this policy invest in the underlying mutual funds listed below. For a complete list of the available underlying mutual funds, including underlying mutual funds available prior to the date of this prospectus, see Appendix A: Underlying Mutual Fund Information. For more information on an underlying mutual fund, refer to the prospectus for the mutual fund. To obtain free copies of prospectuses for the underlying mutual funds, policy owners can contact Nationwide using any of the methods described in Contacting the Service Center.
•	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A
•	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class A
•	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A
•	American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class I
•	American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I
•	American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I
•	American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I
•	American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
•	American Century Variable Portfolios, Inc. - American Century VP Ultra® Fund: Class I
•	American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I
•	American Funds Insurance Series® - Asset Allocation Fund: Class 2
•	American Funds Insurance Series® - Bond Fund: Class 2
•	American Funds Insurance Series® - Global Bond Fund: Class 2
•	American Funds Insurance Series® - Global Small Capitalization Fund: Class 2
•	American Funds Insurance Series® - Growth Fund: Class 2
•	American Funds Insurance Series® - Growth-Income Fund: Class 2
•	American Funds Insurance Series® - International Fund: Class 2
•	American Funds Insurance Series® - New World Fund®: Class 2
•	BlackRock Variable Series Funds, Inc. - BlackRock Advantage Large Cap Core V.I. Fund: Class II
•	BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II
•	BlackRock Variable Series Funds, Inc. - BlackRock High Yield V.I. Fund: Class I
•	Calvert Variable Products, Inc. - Calvert VP S&P 500 Index Portfolio
•	Davis Variable Account Fund, Inc. - Davis Value Portfolio
•	Delaware VIP Trust - Delaware VIP Emerging Markets Series: Service Class
•	Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class
•	Deutsche DWS Investments VIT Funds - DWS Small Cap Index VIP: Class A
•	Deutsche DWS Variable Series II - DWS CROCI® U.S. VIP: Class B
•	Deutsche DWS Variable Series II - DWS Small Mid Cap Value VIP: Class B
•	Dimensional - VA International Small Portfolio
•	Dimensional - VA U.S. Targeted Value Portfolio
•	Dimensional - VIT Inflation-Protected Securities Portfolio
•	Dreyfus Investment Portfolios - MidCap Stock Portfolio: Initial Shares
•	Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
•	Dreyfus Stock Index Fund, Inc.: Initial Shares
•	Dreyfus Sustainable U.S. Equity Portfolio, Inc. (The): Initial Shares
•	Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
•	Dreyfus Variable Investment Fund - International Value Portfolio: Initial Shares
•	Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class
•	Federated Insurance Series - Federated Fund for U.S. Government Securities II
•	Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
•	Fidelity Variable Insurance Products - Emerging Markets Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2005 Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2015 Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2025 Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2035 Portfolio: Service Class

•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2045 Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2050 Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2055 Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2060 Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Income Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - VIP Government Money Market Portfolio: Initial Class
•	Fidelity Variable Insurance Products Fund - VIP Growth & Income Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - VIP Growth Opportunities Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - VIP Index 500 Portfolio: Initial Class
•	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class
•	Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class
•	Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 2
•	Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 2
•	Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2
•	Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1
•	Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2
•	Goldman Sachs Variable Insurance Trust - Goldman Sachs Growth Opportunities Fund: Service Shares
•	Goldman Sachs Variable Insurance Trust - Goldman Sachs Small Cap Equity Insights Fund: Institutional Shares
•	Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Mid Cap Value Fund: Institutional Shares
•	Invesco - Invesco V.I. American Value Fund: Series I Shares
•	Invesco - Invesco V.I. Growth and Income Fund: Series I Shares
•	Invesco - Invesco V.I. High Yield Fund: Series I Shares
•	Invesco - Invesco V.I. International Growth Fund: Series I Shares
•	Invesco - Invesco V.I. Mid Cap Core Equity Fund: Series I Shares
•	Invesco - Invesco V.I. Mid Cap Growth Fund: Series I Shares
•	Invesco - Invesco V.I. Small Cap Equity Fund: Series I Shares
•	Invesco - Invesco V.I. Value Opportunities Fund: Series I Shares
•	Ivy Variable Insurance Portfolios - Asset Strategy: Class II
•	Ivy Variable Insurance Portfolios - Growth: Class II
•	Ivy Variable Insurance Portfolios - High Income: Class II
•	Ivy Variable Insurance Portfolios - Mid Cap Growth: Class II
•	Ivy Variable Insurance Portfolios - Science and Technology: Class II
•	Ivy Variable Insurance Portfolios - Securian Real Estate Securities: Class II
•	Janus Henderson VIT Balanced Portfolio: Service Shares
•	Janus Henderson VIT Enterprise Portfolio: Service Shares
•	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
•	Janus Henderson VIT Forty Portfolio: Service Shares
•	Janus Henderson VIT Global Technology Portfolio: Service Shares
•	Janus Henderson VIT Mid Cap Value Portfolio: Service Shares
•	Janus Henderson VIT Overseas Portfolio: Service Shares
•	JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1
•	JPMorgan Insurance Trust - JPMorgan Insurance Trust Small Cap Core Portfolio: Class 1
•	Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares
•	Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class I
•	Lincoln Variable Insurance Products Trust - LVIP Baron Growth Opportunities Fund: Service Class
•	Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio: Class VC
•	Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio: Class VC
•	Lord Abbett Series Fund, Inc. - Short Duration Income Portfolio: Class VC
•	Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC
•	MFS® Variable Insurance Trust - MFS Mid Cap Growth Series: Service Class
•	MFS® Variable Insurance Trust - MFS New Discovery Series: Service Class
•	MFS® Variable Insurance Trust - MFS Total Return Bond Series: Service Class
•	MFS® Variable Insurance Trust - MFS Value Series: Service Class
•	MFS® Variable Insurance Trust II - MFS Blended Research® Core Equity Portfolio: Service Class
•	MFS® Variable Insurance Trust II - MFS Corporate Bond Portfolio: Service Class
•	MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
•	MFS® Variable Insurance Trust II - MFS Research International Portfolio: Service Class
•	MFS® Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class
•	Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio: Class I
•	Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I
•	Morgan Stanley Variable Insurance Fund, Inc. - Global Real Estate Portfolio: Class II
•	Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio: Class I

•	Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I
•	Nationwide Variable Insurance Trust - Amundi NVIT Multi Sector Bond Fund: Class I
•	Nationwide Variable Insurance Trust - BlackRock NVIT Equity Dividend Fund: Class I
•	Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
•	Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Dynamic U.S. Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V
•	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
•	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
•	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
•	Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class I
•	Neuberger Berman Advisers Management Trust - Mid Cap Intrinsic Value Portfolio: Class I
•	Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I
•	Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class S
•	Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I
•	Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
•	Oppenheimer Variable Account Funds - Oppenheimer Discovery Mid Cap Growth Fund/VA: Non-Service Shares
•	Oppenheimer Variable Account Funds - Oppenheimer Global Fund/VA: Non-Service Shares
•	Oppenheimer Variable Account Funds - Oppenheimer Global Strategic Income Fund/VA: Non-Service Shares
•	Oppenheimer Variable Account Funds - Oppenheimer International Growth Fund/VA: Non-Service Shares
•	Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
•	Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
•	PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class
•	PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (Unhedged): Administrative Class
•	PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class
•	PIMCO Variable Insurance Trust - International Bond Portfolio (U.S. Dollar-Hedged): Administrative Class
•	PIMCO Variable Insurance Trust - International Bond Portfolio (Unhedged): Administrative Class
•	PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio: Administrative Class
•	PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
•	PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class
•	PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
•	Pioneer Variable Contracts Trust - Pioneer High Yield VCT Portfolio: Class I
•	Putnam Variable Trust - Putnam VT Small Cap Value Fund: Class IB
•	Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class
•	Royce Capital Fund - Royce Small-Cap Portfolio: Investment Class
•	T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: II
•	T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II
•	T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
•	T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio: II
•	T. Rowe Price Equity Series, Inc. - T. Rowe Price Moderate Allocation Portfolio
•	T. Rowe Price Equity Series, Inc. - T. Rowe Price New America Growth Portfolio
•	T. Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited-Term Bond Portfolio
•	VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class
•	VanEck VIP Trust - VanEck VIP Global Hard Assets Fund: Initial Class

•	Vanguard Variable Insurance Fund - Balanced Portfolio
•	Vanguard Variable Insurance Fund - Capital Growth Portfolio
•	Vanguard Variable Insurance Fund - Diversified Value Portfolio
•	Vanguard Variable Insurance Fund - International Portfolio
•	Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio
•	Vanguard Variable Insurance Fund - Real Estate Index Portfolio
•	Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio
•	Vanguard Variable Insurance Fund - Small Company Growth Portfolio
•	Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio
•	Vanguard Variable Insurance Fund - Total International Stock Market Index Portfolio
•	Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I
•	Wells Fargo Variable Trust - VT Discovery Fund: Class 2
•	Wells Fargo Variable Trust - VT Opportunity Fund: Class 2
•	Wells Fargo Variable Trust - VT Small Cap Growth Fund: Class 2
The following fixed investment option is also available under the policy.
❍	Fixed Account

Table of Contents (continued)

For convenience, definitions of certain words and phrases used in the prospectus are provided in Appendix B: Definitions.
In Summary: Policy Benefits
Death Benefit
The primary benefit of this policy is life insurance coverage. Nationwide will pay the Death Benefit Proceeds upon the Insured's death if the Insured dies while the policy is In Force. The policy is In Force when: the policy has been issued; the initial Premium has been paid; the Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.
The Cash Value and Death Benefit, to the extent the Death Benefit includes or is based on the Cash Value, will not be fixed but will be dependent on the investment performance of the investment options in which the policy owner is invested, and cumulative separate account and policy charges assessed by Nationwide over the life of the policy.
Death Benefit Options
Note: The Death Benefit will be the greater of the amount produced by the death benefit option in effect on the date of the Insured's death or the Minimum Required Death Benefit, see The Minimum Required Death Benefit.
Death Benefit Option 1: The Death Benefit will be the Total Specified Amount as of the Insured's date of death.
Death Benefit Option 2: The Death Benefit will be the Total Specified Amount plus the Enhanced Cash Value as of the Insured's date of death.
Death Benefit Option 3: The Death Benefit will be the Total Specified Amount plus the accumulated premium account (which consists of all Premium payments, up to the maximum stated in the Policy Data Pages, plus interest), less any partial surrenders, as of the Insured's date of death.
Choice of Policy Proceeds
The Policy Proceeds may be paid in a lump sum, or a variety of options that will pay out over time.
Coverage Flexibility
Subject to conditions, the policy owner may choose to:
•	change the death benefit option;
•	increase or decrease the Base Policy Specified Amount and/or Rider Specified Amount;
•	change beneficiaries; and
•	change ownership of the policy.
Access to Cash Value
Subject to conditions, the policy owner may:
•	take a policy loan, see Policy Loans.
•	take a partial surrender, see Partial Surrender.
•	surrender the policy for its Cash Surrender Value at any time while the policy is In Force, see Full Surrender.
Premium Flexibility
The policy owner will select a Premium payment plan for the policy at the time of application. Within limits, the policy owner may vary the frequency and amount of Premium payments, see Premium Payments and Unfavorable Investment Experience.

Investment Options
Net Premium, loan repayments, and Cash Value may be allocated among fixed and/or variable investment options available in the policy.
The policy currently offers a fixed investment option which will earn interest daily, see Fixed Account.
The variable investment options offered under the policy correspond to mutual funds designed to be the underlying investment options of variable insurance products. Nationwide VLI Separate Account-4 contains a separate Sub-Account for each of the underlying mutual funds offered in the policy.
Transfer Requests
Policy owners may request to transfer allocations between available investment options of the policy (i.e., the Fixed Account and Sub-Accounts). Requests to transfer allocations between policy investment options will be processed in the Valuation Period they are received at the Service Center as long as the request is in good order. Requests that are not in good order may be delayed or returned, see Contacting the Service Center. Transfer requests from a Sub-Account may be subject to short-term trading fees and policies and procedures intended to reduce the potentially detrimental impact that disruptive trading has on Investment Experience, see Transfers Among and Between Policy Investment Options.
Taxes
Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. This is known as tax deferral. In addition, beneficiaries generally will not have to include Death Benefit Proceeds as taxable income, see Taxes.
Assignment
Policy owners may assign the policy as collateral for a loan or another obligation while the policy is In Force, see Assigning the Policy.
Right to Cancel (Examination Right)
For a limited time, the policy owner may cancel the policy and receive a refund, see Right to Cancel (Examination Right).
Riders
The policy owner may purchase one or more of the Riders listed below, subject to availability in the state where the policy is issued. There may be additional charges assessed for elected Riders and Rider charges may vary based upon the individual characteristics of the Insured. Operation and benefits of the Riders described in this prospectus may vary by the state where the policy is issued.
•	Change of Insured Rider (no charge)
•	Supplemental Insurance Rider
For additional information, see Policy Riders and Rider Charges.
In Summary: Policy Risks
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy owners accessing the Cash Value in the early policy years could incur potentially substantial surrender charges. The Cash Value, and the Death Benefit to the extent the Death Benefit includes or is based on the policy's Cash Value, will be dependent upon the investment performance of the policy owner's investment allocations and the fees, expenses and charges paid over the life of the policy. A policy owner may not earn sufficient returns from their selection of investment options to pay a policy’s periodic charges so that additional premium payments may be required over the life of the policy to prevent it from lapsing. Policy guarantees that exceed the value in the variable account, including payment of the Death Benefit, are subject to Nationwide's claims paying ability.
State Variations
Due to variations in state law, many features of the policy described in this prospectus may be different or may not be available at all depending on the state in which the policy is issued.

Possible variations include, but are not limited to, Rider terms and availability, availability of certain investment options, duration of the right to cancel period, policy exchange rights, policy Lapse and/or reinstatement requirements, and the duration of suicide and incontestability periods. Variations due to state law are subject to change without notice at any time. This prospectus describes all the material features of the policy. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, the policy owner can contact the Service Center, see Contacting the Service Center.
Risk of Increase in Current Fees and Charges
Nationwide may change policy and/or Rider charges and rates under the policy any time there is a change in Nationwide's future expectations related to items such as company investment earnings, mortality experience, persistency experience, expenses (including reinsurance expenses) and taxes. Nationwide will provide advance notice of any increase in policy and/or Rider charges.
If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy's Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy's Cash Value could increase. Policy and Rider charges will not exceed the maximum charges shown in the fee tables, see In Summary: Fee Tables and Standard Policy Charges.
Improper Use
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. The policy owner will incur fees at the time of purchase that may more than offset any favorable Investment Experience. If it is expected that access to the policy's Cash Value will be needed in the near future, the policy should not be purchased.
Unfavorable Sub-Account Investment Experience
The Sub-Accounts may generate unfavorable Investment Experience. Unfavorable Investment Experience and the deduction of policy and Sub-Account charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage, even if all Premium is paid as planned.
Note: A customized projection of policy values (a "policy illustration") is available from your registered representative at the time of application and after the policy is issued. The policy owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the policy owner intends to pay and when. The policy owner also selects assumed Investment Experience. Illustrated Premium and assumed Investment Experience are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet a policy owner's goals and/or to prevent the policy from Lapsing even if all Premium is paid as planned. Generally, variable universal life insurance is considered a long-term investment. Policy owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.

Fixed Account Transfer Restrictions and Limitations
In addition to the Sub-Accounts available under the policy, Net Premium can be allocated to the Fixed Account. Before the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account without penalty or adjustment, subject to transfer restrictions. These transfers will be in dollars and Nationwide may limit the frequency and dollar amount of transfers involving the Fixed Account. See Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.
Sub-Account Transfer Limitations
Frequent transfers among the Sub-Accounts may dilute the value of Accumulation Units, cause the underlying mutual funds to incur higher transaction costs, and interfere with the underlying mutual funds’ ability to pursue their stated investment objectives. This could result in less favorable Investment Experience and a lower Cash Value. Nationwide has instituted procedures to minimize disruptive transfers. While Nationwide expects these procedures to reduce the adverse effect of disruptive transfers, it cannot ensure that it has eliminated these risks.
Sub-Account Investment Risk
A comprehensive discussion of the risks of each underlying mutual fund may be found in the mutual fund’s prospectus. Read each mutual fund's prospectus before investing. Free copies of each mutual fund's prospectus may be obtained by contacting the Service Center, see Contacting the Service Center.
Risk of Policy Lapse
Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Underlying mutual fund fees are factored into the NAV used to calculate the Accumulation Unit Value of each Sub-Account and may also reduce Cash Surrender Value, see Mutual Fund Operating Expenses. Whenever Cash Surrender Value is insufficient to cover the policy’s charges, the policy is at risk of Lapse; the policy could terminate without value and insurance coverage would cease.
Limitation of Access To Cash Value
A policy owner can access Cash Value through loans, full surrender, and partial surrenders, subject to limitations and any applicable processing fees and surrender charges. Limitations include the amount and frequency of the loan or partial surrender, see Policy Loans and Surrenders.
In Summary: Fee Tables
The following tables describe the fees and expenses assessed under the policy. The rates in these tables may be rounded up to the nearest one-hundredth decimal. These tables should be read in conjunction with the corresponding section of this prospectus that describes the fee or expense in more detail. All charges deducted from the policy's Cash Value are taken proportionally from the Sub-Accounts and the Fixed Account except where noted.
The first table describes the fees and expenses that a policy owner will pay at the time the policy owner pays Premium into the policy, surrenders the policy, or transfers Cash Value between investment options.
Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Premium Load Charge[1]	Upon Making A Premium Payment	Maximum: 12.00% from each Premium payment
Partial Surrender Fee	Upon Partial Surrender	Maximum: the lesser of $25 or 2% of the amount surrendered
Current Charge: $0
[1]	For policies with applications dated before January 1, 2009, the maximum charge for the Premium Load Charge is 9.00%. The Premium Load Charge is intended to partially recoup costs associated with the sale of the policy as well as Premium taxes. The actual amount a taxing authority assesses may not equal the Premium taxes charged. If the actual tax liability is more or less, the charge will not be adjusted retroactively.
The maximum charge is reduced to 5.5% of each Premium payment starting with the sixth policy year (for policies with applications dated before January 1, 2009, the maximum charge is reduced to 5.5% of each Premium payment starting with the eighth policy year). Currently, the charges for policies vary according to the time of purchase, the amount of the Supplemental Insurance Rider, and the amount of annual Premium, see Premium Load Charge.
The next table describes the fees and expenses that a policy owner will pay periodically while the policy is In Force, not including mutual fund operating expenses.
Periodic Charges
Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge1†	Monthly	Minimum: $0.03 per month	Maximum: $83.33 per month	Representative: $0.20 per month
Representative - For An Issue Age 40, Non-tobacco, 10th Policy Year, Base Policy Specified Amount and Rider Specified Amount of $250,000	Per $1,000 of Net Amount At Risk
Flat Extra Charge[2]	Monthly	Maximum: $2.08 per $1,000 of Net Amount At Risk for each Flat Extra Charge assessed
Variable Account Asset Charge[3]	Daily, Based on an Annual Effective Rate	Maximum: 0.90% of daily net assets	Current: 0.25% of daily net assets
Proportionately from Cash Value allocated to Sub-Accounts
Policy Loan Interest[4]	Annually (Accrues Daily)	Maximum: 3.50% of the outstanding policy loan
Current: 2.80% of the outstanding policy loan
Administrative Charge	Monthly	Maximum: $10 per month	Current: $5 per month
Proportionately from Cash Value allocated to Sub-Accounts
Base Policy Specified Amount Charge[5]	Monthly	Minimum: $0.01 Per $1,000 of Base Policy Specified Amount	Maximum: $0.40 Per $1,000 of Base Policy Specified Amount	Representative: $0.08 per month(2)
Proportionately from Cash Value allocated to Sub-Accounts and the Fixed Account
Supplemental Insurance Rider Cost of Insurance6†	Monthly	Minimum: $0.01 per month	Maximum: $83.33 per month	Representative: $0.10 per month
Representative - For An Issue Age 40, Non-tobacco, 10th Policy Year, Rider Specified Amount $250,000	Per $1,000 of Rider Specified Amount Proportionately from Cash Value allocated to Sub-Accounts

Periodic Charges
Charge	When Charge Is Deducted	Amount Deducted
Supplemental Insurance Per $1,000 of Rider Specified Amount[7]	Monthly	Minimum: $0.01 Per $1,000 of Rider Specified Amount	Maximum: $0.40 Per $1,000 of Rider Specified Amount	Representative: $0.02 per month
Proportionately from Cash Value allocated to Sub-Accounts and the Fixed Account
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[1]	The Cost of Insurance Charge varies according to the Insured's age; underwriting class; the number of years from the Policy Date; and the Net Amount At Risk. The charge will increase over time but will never exceed the maximum shown. For policies issued with applications dated before January 2, 2010, the Representative amount is $0.15 per month. For policies issued with applications dated before January 1, 2009, the Representative amount is $0.52 per month and the Cost of Insurance Charge varies by the Insured's age; underwriting class; the number of years from the Policy Date; and Base Policy Specified Amount.
[2]	The Flat Extra Charge is only applicable if certain factors result in an Insured having a Substandard Rating, see Cost of Insurance. An Insured with more than one Substandard Rating may be assessed more than one Flat Extra Charge. Under no circumstance will the assessment of a Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum Cost of Insurance Charge, see Cost of Insurance.
[3]	For policies issued with applications dated before January 1, 2009, the maximum guaranteed charge is 0.75% of daily net assets. Currently, the Variable Account Asset Charge declines over time, as follows:

Charge for policy years 1-4	Charge for policy years 5-15	Charge for policy years 16-20	Charge for policy years 21+
0.25% of daily net assets	0.20% of daily net assets	0.10% of daily net assets	0.10% of daily net assets
[4]	Currently, for policies issued on or after January 1, 2009, the effective annual interest rate charged on Indebtedness is 2.80% for the first fifteen policy years, 2.55% for policy years 16 through 30, and 2.10% thereafter. For policies issued on or after September 9, 2002, but before January 1, 2009, the current effective annual interest rate charged on Indebtedness is 3.70% for the first fifteen policy years, 3.45% for policy years 16 through 30, and 3.00% thereafter. For policies issued prior to September 9, 2002, the current effective annual interest rate charged on Indebtedness is 3.40% for the first four policy years, 3.25% for policy years five through 20, and 3.10% thereafter, see Policy Loans.
[5]	The Base Policy Specified Amount Charge is only assessed for policies with applications dated on or after January 1, 2009. The Base Policy Specified Amount Charge is only assessed on the Base Policy Specified Amount. Different and separate charges will be applied for any Rider Specified Amount under the Supplemental Insurance Rider. The Base Policy Specified Amount Charge varies by policy based on the length of time the policy has been In Force. The maximum charge assumes: policy years 1-20. The minimum charge assumes: policy years 21+. The charges shown may not be representative of the charges that a particular policy owner may pay. For a more detailed description of the charge, including a complete schedule of charges, see Base Policy Specified Amount. For policies purchased in the state of New York with applications signed on or after January 2, 2010 only, the Maximum charge is $0.085 Per $1,000 of Base Policy Specified Amount. The Representative Per $1,000 of Base Policy Specified Amount charge is $0.08 monthly for policies with applications signed on or after January 2, 2010. For policies with applications signed before January 2, 2010 the Representative Per $1,000 of Base Policy Specified Amount charge is $0.11 monthly.
[6]	For policies issued with applications dated before January 1, 2009, the Representative amount is $0.20 per month. The Supplemental Insurance Rider Charge varies by the Insured's age; underwriting class; the number of years from the Policy Date; and Rider Specified Amount, see Supplemental Insurance Rider.
[7]	The Supplemental Insurance Per $1,000 of Rider Specified Amount Charge is only assessed on the Rider Specified Amount. A different charge will be applied for any Base Policy Specified Amount under the policy. The Supplemental Insurance Per $1,000 of Rider Specified Amount Charge varies by policy based on the length of time the policy has been In Force and the Base Policy Specified Amount. The maximum charge assumes: policy years 1-20. The minimum charge assumes: policy years 21+. The charges shown may not be representative of the charges that a particular policy owner may pay. For a more detailed description of the charge, including a complete schedule of charges and an example of how the Per $1,000 of Rider Specified Amount Charge is blended with the Base Policy Specified Amount Charge, see Supplemental Insurance Rider. For policies purchased in the state of New York with applications signed on or after January 2, 2010 only, the Maximum charge is $0.085 Per $1,000 of Base Policy Specified Amount.

The next table shows the minimum and maximum total operating expenses, as of December 31, 2018, charged by the underlying mutual funds that a policy owner may periodically pay while the policy is In Force. More detail concerning each mutual fund's fees and expenses is contained in the mutual fund's prospectus.
Total Annual Underlying Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses (Expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets.)	0.10%	1.64%
Policy Investment Options
Policy owners designate how Net Premium payments are allocated among the Sub-Accounts and/or the Fixed Account. Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.
Fixed Account
Nationwide's obligations under the Fixed Account are backed by assets of its general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts and is used to support Nationwide's annuity and insurance obligations.
Subject to applicable law, Nationwide has sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Nationwide bears the full investment risk for all amounts allocated to the Fixed Account.
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been and will not be registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account, however, is subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.
Minimum Guaranteed Interest Rate
Nationwide guarantees that Cash Value allocated to the Fixed Account will accrue interest daily at an effective annual rate that Nationwide determines without regard to the actual investment experience of the general account. Interest crediting rates are set at the beginning of each calendar month but are subject to change at any time. Nationwide will credit any interest in excess of the guaranteed interest crediting rate at its sole discretion. Nationwide may not credit any interest in excess of the guaranteed interest crediting rate and different rates may apply to different Premium allocations or exchanges.
Currently, the Fixed Account is the only fixed investment option available under the policy. In the future, Nationwide may offer one or more additional fixed accounts with characteristics that differ from those of the current option, but is under no obligation to do so. The effective annual rate Nationwide declares for the Fixed Account will never be less than 2%.
Interest Crediting Risks and Lapse
The policy owner assumes the risk that the actual credited interest rate may not exceed the guaranteed interest crediting rate. Premiums applied to the policy at different times may receive different interest crediting rates. The interest crediting rate may also vary for new Premium versus Sub-Account transfers. Interest credited to the Fixed Account may be insufficient to pay the policy's charges. Additional Premium payments may be required over the life of the policy to prevent it from Lapsing.
Nationwide’s Claims-Paying Ability
Guaranteed benefits or interest crediting associated with the Fixed Account is a general account obligation of Nationwide. Therefore, any guaranteed benefit, interest crediting, and the policy owner's right to receive payment, is subject to Nationwide’s claims-paying ability and may be subordinate to other claims on the general account in the event Nationwide becomes insolvent.

Restrictions on Transfers to and from the Fixed Account
Prior to the policy's Maturity Date, the policy owner may make transfers involving the Fixed Account. These transfers will be in dollars. Nationwide may impose limits on the dollar amount, percentage of Cash Value, number, and/or frequency of transfers involving the Fixed Account, see Fixed Account Transfers for details about restrictions that apply to transfers to and from the Fixed Account.
Variable Investment Options
The variable investment options available under the policy are Sub-Accounts that invest in underlying mutual funds that are registered with the SEC. The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds. The mutual funds are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.
Each Sub-Account's assets are held separately from the assets of the other Sub-Accounts. The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.
Underlying mutual funds in the separate account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.
The investment advisors of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the separate account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.
The particular underlying mutual funds available under the policy may change from time to time, see Identification of Underlying Mutual Funds. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. In the case of new share class additions, future allocations may be limited to the new share classes. The policy owner will receive notice of any such changes that effect the policy.
In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms, or their affiliates may be added to the separate account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.
Valuation of Accumulation Units
Nationwide accounts for the value of a policy owner's interest in the Sub-Accounts by using Accumulation Units. The value of each Accumulation Unit varies daily based on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide uses each underlying mutual fund's Net Asset Value (NAV) to calculate the daily Accumulation Unit value for the corresponding Sub-Account. Note, however, that the Accumulation Unit value will not equal the underlying mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units, see How Sub-Account Investment Experience is Determined.
Accumulation Units are priced as of the New York Stock Exchange's (NYSE) close of business, normally 4:00 p.m. EST, on each day that it is open. Nationwide will price Accumulation Units on each day that the NYSE is open for business. Any transactions received after the close of the NYSE will be priced as of the next Valuation Period. Nationwide will not price Accumulation Units on these recognized holidays:
•	New Year's Day
•	Martin Luther King, Jr. Day
•	Presidents' Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving
•	Christmas
In addition, Nationwide will not price Accumulation Units if:

(1)	trading on the NYSE is restricted;
(2)	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or
(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.
SEC rules and regulations govern when the conditions described in items (1) and (2) exist.
How Sub-Account Investment Experience is Determined
Sub-Account allocations are accounted for in Accumulation Units. A policy owner's interest in the Sub-Accounts is represented by the number of Accumulation Units owned by the policy owner. The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account. The number of Sub-Account Accumulation Units owned by a policy owner will not change except when Accumulation Units are redeemed to process a requested surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with Premium and loan repayments.
Initially, Nationwide sets the Accumulation Unit value at $10 for each Sub-Account. Thereafter, the daily value of Accumulation Units in a Sub-Account will vary depending on the Investment Experience of the underlying mutual fund in which the Sub-Account invests. Nationwide accounts for these performance fluctuations by using a "net investment factor," as described below, in the daily Sub-Account valuation calculations. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.
Nationwide determines the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b) and then subtracting (c) where:
(a)	is the sum of:
•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and
•	the per share amount of any dividend or income distributions made by the mutual fund held in the Sub-Account (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus
•	a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and
(b)	is the NAV per share of the mutual fund held in the Sub-Account determined as of the end of the immediately preceding Valuation Period after taxes or tax credits; and
(c)	is the Variable Account Asset Charge.
Nationwide determines the Sub-Account’s Accumulation Unit value at the end of each Valuation Period. The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.
Transfers Among and Between the Policy Investment Options
Sub-Account Transfers
Policy owners may request transfers to or from the Sub-Accounts once per Valuation Period, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds. Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the policy owner and using the redemption proceeds to purchase Accumulation Units in another Sub-Account(s) as directed by the policy owner. The net result is that the policy owner's Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.
Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading"). A policy owner who intends to use an active trading strategy should consult his/her registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

Nationwide discourages (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy. Short-term trading can result in:
•	the dilution of the value of the investors' interests in the mutual fund;
•	mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or
•	increased administrative costs due to frequent purchases and redemptions.
To protect investors in this policy from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Nationwide cannot guarantee that attempts to deter active trading strategies will be successful.
If Nationwide is unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.
Short-term Trading Fees
Currently, the available underlying mutual funds available under the policy do not assess short-term trading fees. However, Nationwide may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees. In the case of new share class additions, subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by an underlying mutual fund when the policy owner transfers out of a Sub-Account before the end of a stated period. These fees will only apply to Sub-Accounts corresponding to underlying mutual funds that impose such a charge. The underlying mutual fund intends short-term trading fees to compensate the fund and its shareholders for the negative impact on fund performance that may result from disruptive trading practices, including frequent trading and short-term trading (market timing) strategies. The fees are not intended to adversely impact policy owners not engaged in such strategies. The separate account will collect the short-term trading fees at the time of the transfer by reducing the policy owner's Sub-Account value. Nationwide will remit all such fees to the underlying mutual fund. If a short-term trading fee is assessed, the policy owner will receive a confirmation notice.
U.S. Mail Restrictions
Nationwide monitors transfer activity in order to identify policy owners that might be engaged in harmful trading practices. If Nationwide determines a policy owner is engaged in harmful trading, it may revoke a policy owner's privilege to make trades by means other than written communication ("U.S. mail restriction").
If the U.S. mail restriction is imposed, then all trade requests must be submitted via U.S. mail for a 12 month period per client request. The U.S. mail restriction may be applied if two or more "transfer events" are submitted in a 30 day period. Transfer events are calculated at the end of each Valuation Period by grouping together all transfer requests for that Valuation Period. This grouping is counted as a "transfer event," regardless of the number of Sub-Accounts involved.
For policies owned by a corporation or another entity, Nationwide's procedures include the review of aggregate entity-level transfers, not individual transfer instructions. It is Nationwide's intention to protect the interests of all policy owners; it is possible, however, for some harmful trading to go on undetected. For example, in some instances, an entity may make transfers based on the instruction of multiple parties such as employees, partners, or other affiliated persons based on those persons participation in entity sponsored programs. Nationwide does not systematically monitor the transfer instructions of these individual persons. Aggregate trades among the Sub-Accounts are monitored for frequency, pattern, and size.
Other Restrictions
Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.
Any restrictions that Nationwide implements will be applied consistently and uniformly. The policy owner will be notified if a transfer request is rejected.

Underlying Mutual Fund Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:
(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any policy owner;
(2)	request the amounts and dates of any purchase, redemption, transfer, or exchange request ("transaction information"); and
(3)	instruct Nationwide to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).
Nationwide is required to provide such transaction information to the underlying mutual funds upon their request. In addition, Nationwide is required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund. Nationwide and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund. If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund, Nationwide will keep any affected policy owners in their current underlying mutual fund allocation.
Fixed Account Transfers
Prior to the policy's Maturity Date, the policy owner can make transfers involving the Fixed Account. These transfers will be in dollars. The frequency and amount of transfers involving the Fixed Account are subject to the following restrictions.
Transfers to the Fixed Account
On transfers to the Fixed Account, the policy owner is prohibited from transferring more than 25% of the Cash Value allocated to the Sub-Accounts as of the close of business on the prior Valuation Period. Additionally, Nationwide will refuse any transfer to the Fixed Account if the Cash Value allocated to the Fixed Account comprises more than 25% of the policy's Cash Value. These restrictions do not apply if the policy owner chooses to exercise the right of conversion, see Right to Irrevocably Transfer Cash Value to the Fixed Account.
Transfers from the Fixed Account
Transfers from the Fixed Account to the Sub-Account(s) during a policy year are limited to the greater of: (a) 10% of that portion of the Cash Value attributable to the Fixed Account as of the end of the previous policy year; or (b) 120% of the amount transferred from the Fixed Account during the previous policy year. Transfers are also limited to one transfer from the Fixed Account to the Sub-Accounts during any 90 day period.
Transfer requests that exceed the current Fixed Account limits will not be processed. Fixed Account and Sub-Account allocations will remain as they were prior to the request to the extent they exceed the limits.
Any restrictions that are implemented will be applied consistently and uniformly and upon advance notice to the policy owner. Nationwide may waive the above restrictions if doing so would not be unfairly discriminatory or prohibited by state law.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•	by telephone at 1-877-351-8808 (TDD: 1-800-238-3035)
•	by mail to Nationwide Life Insurance Company, Nationwide Business Solutions Group, One Nationwide Plaza (1-11-401), Columbus, Ohio 43215-2220
•	by fax at 1-855-677-2357
•	by Internet at www.nationwide.com
Nationwide reserves the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.

Not all methods of communication are available for all types of requests. To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center. Requests submitted by means other than described in this prospectus could be returned or delayed.
Service and transaction requests will generally be processed in the Valuation Period they are received at the Service Center as long as the request is in good order, see Valuation of Accumulation Units. Good order generally means that all necessary information to process the request is complete and in a form acceptable to Nationwide. If a request is not in good order, Nationwide will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. Nationwide reserves the right to process any transaction request sent to a location other than the Service Center in the Valuation Period it is received at the Service Center. On any day the post office is closed, Nationwide is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
If mandated under applicable law, Nationwide may be required to reject a Premium payment and to refuse to process transaction requests for transfers, surrenders, loans, and/or Death Benefit Proceeds until instructed otherwise by the appropriate regulator. Nationwide may also be required to provide information about a specific policy to government regulators.
Nationwide will use reasonable procedures to confirm that instructions are genuine and Nationwide will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.
The Policy
General Information
The policy is a legal contract. It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Pages; and the application, including any supplemental application. The benefits described in the policy and this prospectus, including any optional Riders or modifications in coverage, may be subject to Nationwide’s underwriting and approval. In addition to the terms and conditions of the policy, policy owner rights are governed by this prospectus and protected by federal securities laws and regulations. Nationwide will consider the statements made in the application as representations, and will rely on them as being true and complete. However, Nationwide will not void the policy or deny a claim unless a statement is a material misrepresentation. If a policy owner makes an error or misstatement on the application, Nationwide will adjust the Death Benefit, Rider benefits, and Cash Value accordingly.
Due to state law variations, the terms, benefits, programs and Riders described in this prospectus may vary or may not be available depending on the state in which the policy is issued. Possible state law variations include, but are not limited to, Rider terms and charges, availability of certain investment options, duration of the right to cancel, policy exchange rights, policy Lapse and/or reinstatement requirements, and suicide, and incontestability periods. This prospectus describes all the material features of the policy. State variations are subject to change without notice at any time. To review a copy of the policy and any Riders or endorsements for the state in which the policy will be issued, contact the Service Center, see Contacting the Service Center.
Under limited circumstances and at the request of the policy owner, Nationwide may backdate the policy by assigning a Policy Date earlier than the date the application is signed. Backdating may result in lower cost of insurance rates; however, policy charges will be deducted from the policy's Cash Value for each accrued month that the policy was backdated.
Any modification or waiver of Nationwide’s rights or requirements under the policy must be in writing and signed by Nationwide’s president or corporate secretary. No agent may bind Nationwide by making any promise not contained in the policy.
Nationwide may modify the policy, its operations, or the separate account’s operations to meet the requirements of any law or regulation issued by a government agency to which the policy, Nationwide, or the separate account is subject. Nationwide may modify the policy to assure that it continues to qualify as a life insurance policy under federal tax laws. Nationwide will notify policy owners of all modifications and will make appropriate endorsements to the policy.

The policy is nonparticipating, meaning that Nationwide will not be contributing any operating profits or surplus earnings toward the policy Proceeds.
To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).
It is important to remember that the portion of any amounts allocated to Nationwide’s general account, including any amounts allocated to the Fixed Account, and any guaranteed benefits Nationwide may provide under the policy exceeding the value of amounts held in the separate account are subject to Nationwide’s claims paying ability.
Any money Nationwide pays, or that is paid to Nationwide, must be in the currency of the United States of America.
In order to comply with the USA PATRIOT Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Cybersecurity
Nationwide’s businesses are highly dependent upon its computer systems and those of its business partners. This makes Nationwide potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede Nationwide’s ability to electronically interact with service providers. Cyber-attacks affecting Nationwide, the underlying mutual funds, intermediaries, and other service providers may adversely affect Nationwide and policy values. In connection with any such cyber-attacks, Nationwide and/or its service providers and intermediaries may be subject to regulatory fines and financial losses and/or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that Nationwide, its service providers, or the underlying mutual funds will avoid losses affecting the policy due to cyber-attacks or information security breaches in the future.
In the event that policy values are adversely affected as a result of the failure of Nationwide’s cybersecurity controls, Nationwide will take reasonable steps to restore policy values to the levels that they would have been had the cyber-attack not occurred. Nationwide will not, however, be responsible for any adverse impact to policy values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks.
Use of the Policy
The policy provides policy owners, such as individuals or corporations, life insurance on an Insured upon whose life the policy owner has an insurable interest. This policy may be used in connection with various types of executive and employee benefit plans. When purchased in connection with such benefit plans, the policy may qualify for non-medical underwriting, see Cost of Insurance Charge.
The policies are based upon actuarial tables that may distinguish between men and women unless the purchaser is an entity and requests non-sex distinct tables be used for underwriting. The policies generally provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of sex-distinct underwriting on any employment related insurance or benefit program before purchasing the policy.
Policy Owner and Beneficiaries
Policy Owner
The policy belongs to the owner named in the application or as a result of a valid assignment. The policy owner may name a contingent owner who will become the policy owner if the policy owner dies or ceases to be in existence before Proceeds become payable. Otherwise, ownership will pass to the policy owner's estate or successor-in-interest, if the policy owner is not the Insured.

Policy Owner Rights
The policy owner may exercise all policy rights in accordance with policy terms while the policy is In Force, subject to Nationwide’s approval. These rights include, but are not limited to, the following:
•	changing the policy owner, contingent owner, and beneficiary;
•	assigning, exchanging, and/or converting the policy;
•	requesting transfers, policy loans, and partial surrenders or a complete surrender; and
•	changing insurance coverage such as death benefit option changes, adding or removing Riders, and/or increasing or decreasing the Total Specified Amount.
These rights are explained in greater detail throughout this prospectus.
Subject to Nationwide’s approval, the policy owner may name a different policy owner or contingent owner while the policy is In Force by submitting a written request to the Service Center. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide. There may be adverse tax consequences to changing parties of the policy. Nationwide will review the available Enhancement Benefit and may revise it in the event a new policy owner is named.
Beneficiaries
The principal right of a beneficiary is to receive the Death Benefit Proceeds if the Insured dies while the policy is In Force. While the policy is In Force, a policy owner may name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and/or direct Nationwide to distribute the Proceeds other than as described below.
If a primary beneficiary dies or ceases to be in existence before the Insured dies, Nationwide will pay the Death Benefit Proceeds to the surviving primary beneficiaries. Unless specified otherwise by the policy owner, Nationwide will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die or cease to exist before the Insured dies and before any Proceeds become payable. A policy owner may name more than one contingent beneficiary. Unless specified otherwise by the policy owner, Nationwide will also pay multiple contingent beneficiaries in equal shares. If no beneficiary or contingent beneficiary is alive or in existence upon the Insured's death, the Death Benefit Proceeds will be payable to the policy owner.
Requests to change or add beneficiaries must be submitted in writing to the Service Center. Nationwide may require that the policy owner send the policy for endorsement before the change is recorded. Any such change request will become effective as of the date signed, however, it will not affect any payment made or action taken before the change is received and recorded by Nationwide.
Purchasing a Policy
The policy is available for Insureds between the issue ages of 18 to 79. To purchase the policy, prospective purchasers must submit a completed application and the required initial Premium payment.
Nationwide must receive evidence of insurability that satisfies its underwriting standards (this may require a medical examination) before it will issue a policy. Nationwide can provide prospective purchasers with the details of its underwriting standards upon request. Nationwide reserves the right to reject any application for any reason permitted by law. Additionally, Nationwide reserves the right to modify its underwriting standards on a prospective basis for newly issued policies at any time.
The minimum initial Base Policy Specified Amount in most states is $50,000. Nationwide reserves the right to modify the minimum Base Policy Specified Amount on a prospective basis for newly issued policies at any time.
Underwriting may occur at a corporate level to determine whether or not the risks and expenses associated with the insurance applied for is appropriate for Nationwide to assume in placing the policy. Nationwide may refuse to issue any additional policies to a policy owner who has previously been issued policies by Nationwide that have aggregate scheduled annual Premium that exceeds $15 million.
Initial Premium Payment
The initial Premium payment is due on the Policy Date. Any due and unpaid policy charges will be subtracted from the initial Premium payment. Insurance coverage will not be effective until the initial Premium is paid, even if the Policy Date precedes the date the initial Premium is paid. The required initial Premium payment amount is stated in the Policy Data

Pages and will depend on the following factors: the initial Base Policy Specified Amount, death benefit option elected, any Riders elected, and Insured's age, health, and activities. Initial Premium may be paid to the Service Center or to an authorized Nationwide representative. The initial Premium payment will not be applied to the policy until the underwriting process is complete.
Insurance Coverage Effective Date
Unless the policy is issued pursuant to an exchange under Section 1035 of the Code, issuance of full insurance coverage occurs on the latest of:
•	the date Nationwide certifies that the complete application materials have been submitted and the underwriting conditions have been satisfied;
•	the Policy Date; or
•	the date the initial Premium is received at the Service Center.
If the policy is issued as a result of an exchange under Section 1035 of the Code, issuance of full insurance coverage occurs on the later of:
•	the date the insurance carrier of the exchanged policy authorizes payment of such policy's proceeds to Nationwide; or
•	the date Nationwide certifies that the complete application materials have been submitted and the underwriting conditions have been satisfied, provided there is sufficient Premium to pay policy charges for at least three months.
Nationwide has the right to reject any application for insurance. If an application is rejected, the Premium will be returned to the policy owner within two business days of the date the decision to reject an application is made.
With respect to any reinstatement or increase in coverage, the effective date of coverage will be the monthly anniversary of the Policy Date on or next following the date Nationwide approves the supplemental application. With respect to any decrease in coverage, the effective date will be the monthly anniversary of the Policy Date on or next following the date Nationwide receives the request.
Insurance coverage will end upon the Insured's death, the policy owner terminates coverage in writing, Nationwide pays the maturity Proceeds, the Grace Period ends, or the policy is surrendered in full.
Right to Cancel (Examination Right)
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "right to cancel" period). The length of the right to cancel period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum right to cancel period is 10 days.
In order to cancel the policy during the right to cancel period, a policy owner must submit a written cancellation request and return the policy either to the sales representative or to the Service Center. Nationwide will honor written cancellation requests received in good order by the last day of the right to cancel period (if returned by US mail, the request must be post-marked by the last day of the right to cancel period). If the policy is canceled during the right to cancel period, Nationwide will treat the policy as if it was never issued.
Written cancellation requests received after the close of business on the date the right to cancel period expires will not be canceled free of charge.
Within seven days of receipt of a written cancellation request, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be Cash Value and any charges deducted or, in certain states, the greater of the Premium paid or the policy's Cash Value plus any charges deducted.
Allocation of Net Premium During Right to Cancel Period
Where state law requires the return of initial Premium for cancellations during the right to cancel period, Nationwide will allocate initial Net Premium to the Fixed Account as instructed. Nationwide will allocate initial Net Premium allocated to the Sub-Accounts to the available money market Sub-Account until the right to cancel period expires. At the expiration of the right to cancel period, Nationwide will transfer the amount held in the money market Sub-Account to the requested Sub-Accounts based on the allocation instructions in effect at the time of the transfer.

Where state law requires the return of Cash Value, Nationwide will allocate all of the initial Net Premium to the designated Sub-Accounts and Fixed Account based upon the allocation instructions in effect at the time, on the next Valuation Period.
Premium Payments
This policy does not require a payment of a scheduled Premium amount to keep it In Force. It will remain In Force as long as the conditions that cause a policy to Lapse do not exist, see Lapse and Unfavorable Investment Experience. Premium payment reminder notices will be sent according to the Premium payment schedule selected by the policy owner. Additional Premium payments must be submitted to the Service Center. Each Premium payment must be at least $50. Upon request, Nationwide will furnish Premium payment receipts. Policy owners may make additional Premium payments at any time while the policy is In Force and prior to the Maturity Date, subject to the following:
•	Nationwide may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk.
•	Nationwide will refund Premium payments that exceed the applicable premium limit established by the Code to qualify the policy as a contract for life insurance.
•	Nationwide will monitor Premiums paid and will notify policy owners when the policy is in jeopardy of becoming a modified endowment contract, see Taxes.
•	Nationwide may require that policy Indebtedness be repaid before accepting any additional Premium payments.
Subsequent Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received.
Cash Value
Nationwide will determine the Cash Value at least monthly. Cash Value will fluctuate daily and there is no guaranteed Cash Value. At the end of any given Valuation Period, the Cash Value is equal to the sum of:
•	the value of the Accumulation Units allocated to the Sub-Accounts, see Valuation of Accumulation Units;
•	amounts allocated to the Fixed Account, including credited interest; and
•	amounts allocated to the policy loan account (only if a loan was taken), including credited interest, see Policy Loans.
Surrenders and policy charges and deductions will reduce the Cash Value of the policy. If Cash Value is a factor in calculating a benefit associated with the policy, such as the Death Benefit or a benefit associated with an elected Rider, the value of that benefit will also fluctuate, including being reduced due to surrenders and policy charge deductions. If the policy is surrendered or Lapses, the Cash Value will be reduced by the amount of any Indebtedness.
On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.
Enhancement Benefit
If this policy is completely surrendered and the Proceeds are paid directly to the policy owner, an Enhancement Benefit may be payable under the policy. The Enhancement Benefit is a dollar amount that is added to the Cash Value when there is a complete surrender of the policy. The Enhancement Benefit serves as a partial return of policy charges assessed. In most instances, the Enhancement Benefit will not exceed the sum of all charges assessed on the policy.
Nationwide does not make any deposits to the separate account or Fixed Account as a result of this benefit. There are no investment results associated with the Enhancement Benefit. This enhancement payment will not be made from the policy but is a general account obligation of Nationwide. This means the Enhancement Benefit, including the policy owner’s right to receive payment, is subject to Nationwide’s claims paying ability. Any claim to payment of the Enhancement Benefit may be subordinate to other claims on the general account in the event Nationwide becomes insolvent. Nationwide may postpone payment of the Enhancement Benefit for up to six months from the date of a surrender request.
The Enhancement Benefit is designed to, in the event of a surrender in the early policy years, minimize the difference between the accumulated Premiums paid and the actual Cash Surrender Value. A benefit of the Enhancement Benefit to a corporate policy owner is to allow the policy in the early policy years to more closely track the corporate liability it is intended to off-set. The difference between the accumulated Premiums paid and the Cash Surrender Value is generally greater in the early policy years due to the upfront costs associated with purchasing the policy and the lack of time for the policy's Cash Value to grow. This is accomplished by lowering the cost associated with a surrender in the early policy years.
The Enhancement Benefit is calculated as a percentage of Cash Value and is subject to a maximum cap as shown in Appendix C: The Enhancement Benefit. Since the policy’s Cash Value is a factor in determining the Enhancement Benefit, factors that impact the Cash Value will also impact the amount of the Enhancement Benefit, if any. Additionally, if the Supplemental Insurance Rider is In Force, the Enhancement Benefit is reduced because of the lower charges associated with the Rider, see Appendix C: The Enhancement Benefit. The Enhancement Benefit guaranteed duration and guaranteed minimum amount are stated on the Policy Data Pages. Currently, the Enhancement Benefit is available for the first nine policy years if the policy is a modified endowment contract and ten policy years if the policy is not a modified endowment contract. Nationwide may, at any time, change, decrease or eliminate the Enhancement Benefit after the guaranteed duration stated on the Policy Data Pages in a manner that is not discriminatory.
The Enhancement Benefit is payable only upon a complete surrender of a policy that meets the following conditions:
(1)	the Enhancement Benefit is not available during the right to cancel period;
(2)	the surrender Proceeds must be payable to the policy owner. The Enhancement Benefit is not payable on a complete surrender that qualifies as a Code Section 1035 exchange; and
(3)	the Enhancement Benefit is not available in conjunction with a policy loan or a partial surrender, or Lapse.
Policy owners should consult with a tax advisor about the tax treatment of the Enhancement Benefit.
Changing the Amount of Insurance Coverage
The policy owner may request to change the Base Policy Specified Amount. To change the Base Policy Specified Amount, the policy owner must submit in good order, a written request to the Service Center. Changes to the Base Policy Specified Amount will become effective on the next monthly policy anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date. However, no change will take effect unless the Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Nationwide may limit the number of Base Policy Specified Amount changes to one increase and one decrease each policy year. Changes to the Base Policy Specified Amount will typically alter the Death Benefit.
Increases
To increase the Base Policy Specified Amount, the policy owner must provide satisfactory evidence of insurability. The Insured must be between issue ages of 18 to 79 at the time of the request. Any request to increase the Base Policy Specified Amount must be at least $10,000 and the Base Policy Specified Amount after the increase may not exceed the Maximum Death Benefit. Requests to increase the Base Policy Specified Amount will be applied in the proportion the increase bears to Total Specified Amount. This means if a policy has the Supplemental Insurance Rider, all increases will be done proportionally between the policy's Base Policy Specified Amount and Rider Specified Amount. The policy owner cannot elect how to allocate increases in Total Specified Amount after the Policy Date. An increase in the Base Policy Specified Amount may cause an increase in the Net Amount At Risk. Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase. An increase in the Base Policy Specified Amount may require the policy owner to make larger or additional Premium payments in order to avoid Lapsing the policy.
Decreases
The policy owner may request to decrease the Base Policy Specified Amount any time after the first policy year. Requests to decrease the Base Policy Specified Amount will be applied to the most recent Base Policy Specified Amount increase and applied backwards ending with the original Base Policy Specified Amount. This means if a policy has the Supplemental Insurance Rider, all decreases will be done proportionally between the policy's Base Policy Specified Amount and Rider Specified Amount. Decreases to the Base Policy Specified Amount may decrease policy charges calculated per $1,000 of Base Policy Specified Amount or Net Amount At Risk (including any Rider charges), depending on the death benefit option elected and the amount of the Cash Value. Nationwide will deny any request to reduce the Base Policy Specified Amount below the minimum Total Specified Amount shown on the Policy Data Page. Nationwide will also deny any request that would disqualify the policy as a contract for life insurance.

Right to Irrevocably Transfer Cash Value to the Fixed Account
At any time while the policy is In Force, a policy owner may elect to irrevocably transfer 100% of the policy’s Cash Value allocated to the Sub-Accounts into the Fixed Account without regard to any restrictions otherwise applicable to Fixed Account transfers.
This conversion right must be invoked in writing by submitting a request to the Service Center on a Nationwide approved form. This election is irrevocable.
Once the request has been processed, the policy will in effect become a fixed life insurance policy, and the policy's Cash Value will be credited with the Fixed Account's interest rate. In addition, the following will apply after conversion:
•	transfers out of the Fixed Account will no longer be available and the policy will no longer participate in the Investment Experience of the Sub-Accounts;
•	allocations of future Premium, transfers, or loan repayments to the Sub-accounts will not be permitted;
•	a Variable Account Asset Charge will no longer be deducted; and
•	all other benefits, services, Riders, and charges, including loans and full and partial surrenders will continue and/or continue to be available, subject to the terms applicable prior to the conversion.
Terminating the Policy
There are several ways that the policy can terminate. All coverage under the policy will terminate when any one of the following events occur:
•	the policy owner requests in writing to the Service Center to terminate coverage;
•	the Insured dies;
•	the policy is In Force on the Maturity Date and the policy owner does not elect to extend coverage beyond the Maturity Date;
•	the policy Lapses; or
•	the policy is surrendered for its Cash Surrender Value.
Terminating the policy may result in adverse tax consequences.
Assigning the Policy
The policy owner may assign any or all rights under the policy while it is In Force, subject to Nationwide’s approval. The beneficiary's interest will be subject to the person or entity to which the policy owner assigned rights. Assignments must be in writing on a form satisfactory to Nationwide. Assignments will become effective on the date signed, unless otherwise specified by the policy owner, and are subject to any payments or actions taken by Nationwide before it is received and recorded at the Service Center. Nationwide is not responsible for the sufficiency or validity of any assignment. Assignments will be subject to any Indebtedness, policy liens, garnishments, court orders, and any previous assignments. If the assignment qualifies as an exchange under Section 1035 of the Code, no Enhancement Benefit will be paid.
Reports and Illustrations
Nationwide will send scheduled Premium payment reminders and transaction confirmations to policy owners upon request. Nationwide will also send quarterly and annual statements that show:
•	the Total Specified Amount;
•	Premiums paid;
•	all charges since the last report;
•	the current Cash Value;
•	the Cash Surrender Value; and
•	Indebtedness.
Confirmations of individual financial transactions, such as transfers, partial surrenders, and loans are generated and mailed automatically. Copies may be obtained by contacting the Service Center.

Nationwide will send these reminders and reports to the address provided on the application unless directed otherwise. At any time, policy owners may ask for an illustration of future benefits and values under the policy, see Illustration Charge.
Standard Policy Charges
Nationwide takes deductions from Premium payments and/or the Cash Value to compensate it for the services and benefits provided, the costs and expenses incurred, and the risks assumed. Nationwide may generate a profit from any of the charges assessed under the policy and certain expenses may be recovered utilizing more than one charge.
Monthly charges are deducted from Cash Value beginning on the Policy Date. Charges are taken proportionally from the Sub-Accounts and the Fixed Account. Charges taken against allocations to the Sub-Accounts are assessed by redeeming Accumulation Units. The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account. Nationwide does not deduct policy charges or Rider charges from the Cash Value attributable to the policy loan account. Interest charged and interest credited against policy loans may result in net charges. For a complete description of how interest is credited and charged, see Policy Loans.
Policy and Rider charges reflect costs and risks associated with issuing the policy and rider(s). Certain charges will vary according to individual characteristics of the Insured. The Insured is assigned to an underwriting class according to his/her Issue Age, sex (if not unisex classified), tobacco rate type, type of evidence of insurability, and any Substandard Ratings. In evaluating and underwriting a corporate or legal entity purchasing the policy, and setting policy charges, Nationwide may take into account several factors, including the purpose for which the policy is being purchased, the anticipated amount and timing of Premium payments, and the expected asset persistency. The policy owner can request an illustration of specific costs and/or see the Policy Data Pages for information about specific policy charges.
Nationwide may change policy and/or Rider charges and rates under the policy at any time, subject to the guaranteed maximum rates stated in the Policy Data Pages. Changes in policy and/or Rider charges and rates vary by changes in future expectations for factors including, but not limited to, Nationwide’s investment earnings, mortality experience, persistency experience, expenses, including reinsurance expenses, and taxes. Changes to policy and/or Rider charges and rates will be on a uniform basis for Insured’s of the same Issue Age, sex (if not unisex classified), rate class, rate type, any Substandard Rating, and Base Policy Specified Amount whose policies have been In Force for the same length of time. If a change in the charges or rates causes an increase to the policy and/or Rider charges, the policy’s Cash Value could decrease. If a change in the charges or rates causes a decrease to the policy and/or Rider charges, the policy’s Cash Value could increase. Any changes will be determined in accordance with state law. Policy and Rider charges will never exceed the maximum charges shown in the fee tables, see In Summary: Fee Tables.
Premium Load
Nationwide deducts a Premium Load from each payment to partially reimburse it for sales expenses and Premium taxes, and certain actual expenses, including expenses related to the sale of the policy. The Variable Account Asset Charge is also designed to partially reimburse us for these expenses. The Premium Load also provides revenue to compensate Nationwide for assuming risks associated with the policy, and revenue that may be a profit. The Premium Load depends on the number of years since the Policy Date, the amount of annual Premium, and the amount of term insurance coverage purchased via the Supplemental Insurance Rider. Each increase in the Base Policy Specified Amount is treated as new coverage, with the Premium Load attributable to the increase determined as if it is part of a newly issued policy. In the policy, the Premium Load Charge is referred to as the "Percent of Premium Charge".
Each premium payment is divided into contributions towards Target Premium and Excess Premium. Target Premium is an annual Premium based on the Base Policy Specified Amount (i.e., the Policy without any Riders) and the Insured's age and underwriting class. A portion of each Premium payment is considered a contribution towards Target Premium until the total of such contributions in a policy year equals the Target Premium. The portion considered a contribution towards Target Premium is equal to the Premium payment multiplied by the ratio of the Base Policy Specified Amount to the Total Specified Amount. The portion of each premium payment that exceeds the Target Premium is Excess Premium.
In general, election of the Supplemental Insurance Rider decreases the policy’s Target Premium because of policy charge blending (an example of policy charge blending is provided in Appendix D: Examples of Policy Charge Blending). A lower Target Premium impacts the amount of Premium Load assessed because a lower Target Premium will result in a greater portion of Net Premium paid being considered Excess Premium. The Premium Load is generally less when assessed against Excess Premium than when assessed against Target Premium during the early years following policy issuance or after an increase in the Total Specified Amount.

The chart below shows the current Premium Loads on Target Premium and Excess Premium.
Premium Load Applicable To Policies Issued With
Applications Dated On Or After January 1, 2009
Policy Year	Premium Paid Up To Target Premium	Premium Paid In Excess of Target Premium
1	10%	4%
2	8%	3%
3	6%	2%
4	4%	2%
5+	2%	2%
Premium Load Applicable To Policies Issued On Or After January 1, 2006
With Applications Signed Before January 1, 2009
Premium Load for Policies with Less Than $500,000 in First Year Premium (per policy owner)	Policy Year	Premium Load for Policies with $500,000 or More in First Year Premium (per policy owner)
8.5% of Premium payments up to and including Target Premium PLUS 5% of Premium payments in excess of Target Premium	1	7% of Premium payments up to and including Target Premium PLUS 4% of Premium payments in excess of Target Premium
	2	6% of Premium payments up to and including Target Premium PLUS 3% of Premium payments in excess of Target Premium
	3	5% of Premium payments up to and including Target Premium PLUS 2% of Premium payments in excess of Target Premium
	4	4% of Premium payments up to and including Target Premium PLUS 2% of Premium payments in excess of Target Premium
	5	3% of Premium payments up to and including Target Premium PLUS 2% of Premium payments in excess of Target Premium
	6	2% of Premium payments
7
5.5% of Premium payments up to and including Target Premium PLUS 3.5% of Premium payments in excess of Target Premium	8
9
10
3.5% of Premium payments	11+

Premium Load Applicable To Policies Issued On Or After September 9, 2002
With Applications Signed Before January 1, 2006
Premium Load for Policies with Less Than $500,000 in First Year Premium (per policy owner)	Policy Year	Premium Load for Policies with $500,000 or More in First Year Premium (per policy owner)
9% of Premium payments up to and including Target Premium PLUS 7% of Premium payments in excess of Target Premium	1	9% of Premium payments for the Base Policy Specified Amount up to and including Target Premium
PLUS
6.5% of Premium payments for the Base Policy Specified Amount in excess of Target Premium
PLUS
[3.29% - (A x B)] of Premium payments for the Rider Specified Amount, where
A = 1.29% of the Premium payments allocable to the Rider Specified Amount; and
B = the ratio of the Rider Specified Amount to the Total Specified Amount
2
3
4
5
	6	3.5% of Premium payments
7
5.5% of Premium payments	8
9
10
3.5% of Premium payments	11+	2% of Premium payments
Premium Load Applicable To Policies Issued Prior To September 9, 2002
Policy Year	Premium Load for All Policies
1	9% of Premium payments for the Base Policy Specified Amount up to and including Target Premium
PLUS
6.5% of Premium payments for the Base Policy Specified Amount in excess of Target Premium
PLUS
6.5% of Premium payments for the Rider Specified Amount
2
3
4
5
6
7
8+	3.5% of Premium payments
Illustration Charge
Nationwide only assesses an Illustration Charge for excessive requests for In Force policies. Excessive requests means more than 10 in any 12 month period. This charge compensates Nationwide for the administrative costs of generating the illustration. This charge will not exceed $25 per illustration requested. Any Illustration Charge must be paid at the time of the illustration request. The Illustration Charge will not be deducted from the policy's Cash Value.
The Illustration Charge is not applicable to requests for illustrations of prospective policies during the sales process.
Partial Surrender Fee
Partial Surrender Fees are deducted from the partial surrender amount requested. Nationwide currently waives the Partial Surrender Fee. The fee is intended to compensate Nationwide for the administrative costs associated with calculating and generating the surrender amount. Nationwide may elect in the future to assess a Partial Surrender Fee. The Partial Surrender Fee assessed to each surrender will not exceed the lesser of $25 or 2% of the amount surrendered.
Cost of Insurance Charge
A Cost of Insurance Charge is deducted proportionally from Sub-Account and Fixed Account allocations on the Policy Date and on each monthly anniversary of the Policy Date. The charge is intended to cover Nationwide’s expenses associated with providing expected mortality benefits and assuming certain risks associated with the policy, and to cover other expenses, including acquisition costs, and state and federal taxes. Nationwide may also profit from this charge.

The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate. The cost of insurance rate will vary by the Insured's issue age, sex (if not unisex classified), tobacco use, any Substandard Ratings, how long the policy has been In Force, and the Base Policy Specified Amount. The cost of insurance rates are based on Nationwide’s expectations as to future mortality and expense experience, investment earnings, persistency, and taxes. Current and guaranteed monthly cost of insurance rates established at issue generally increase year over year to reflect expectations that mortality and underwriting risks generally increase as the Insured's Attained Age and the length of time the Policy has been In Force increase.
There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase. The cost of insurance rate(s) will never be greater than what is shown on the Policy Data Pages.
Flat Extras and Substandard Ratings
Nationwide may inquire about the occupation and activities of the Insured through the underwriting process. If the activities or occupation of the Insured cause an increased health or accident risk, it may result in the Insured receiving a Substandard Rating. If this is the case, Nationwide may add an additional component to the Cost of Insurance Charge called a "Flat Extra Charge." The Flat Extra Charge accounts for the increased risk of providing life insurance when one or more of these factors apply to the Insured. The Flat Extra Charge is a component of the total Cost of Insurance Charge, so if applied it will be deducted from Cash Value on the Policy Date and the monthly anniversary of the Policy Date. The monthly Flat Extra Charge is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk. If a Flat Extra Charge is applied, it is shown in the Policy Data Pages. In no event will the Flat Extra Charge result in the Cost of Insurance Charge exceeding the maximum charge shown in In Summary: Fee Tables.
Nationwide will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex (if not unisex classified), underwriting class, Substandard Ratings, and Base Policy Specified Amount, if the policies have been In Force for the same length of time. If a change in the cost of insurance rates causes an increase to a policy’s Cost of Insurance Charge, the policy's Cash Value could decrease. If a change in the cost of insurance rates causes a decrease to the policy’s Cost of Insurance Charge, the policy's Cash Value could increase.
Non-Medical Underwriting
Nationwide may underwrite the policy on a non-medical basis that may result in a higher Cost of Insurance Charge. Non medical underwriting means that a physical examination to obtain medical information on the proposed Insured is not required to issue the policy. The higher Cost of Insurance Charge would compensate Nationwide for assuming additional mortality risk as a result of issuing without the information that results from medical underwriting. The result is that healthy individuals will subsidize less healthy individuals because there is no medical underwriting, which typically results in lower cost of insurance rates being applied to fully underwritten policies. A medically underwritten policy for a healthy insured would likely have lower cost of insurance rates.
Base Policy Specified Amount Charge
For policies with applications dated on of after January 1, 2009, Nationwide deducts a monthly Base Policy Specified Amount charge from the policy's Cash Value to compensate for sales, underwriting, distribution and issuance of the policy. This charge is not assessed on policies issued with applications dated prior to January 1, 2009. The charge applicable to the policy depends on the Total Specified Amount (the Base Policy Specified Amount and the Rider Specified Amount, if any). The maximum guaranteed monthly Specified Amount Charge is $0.40 Per $1,000 of Base Policy Specified Amount (unless the Policy is purchased in the state of New York with an application signed on or after January 2, 2010, where the maximum guaranteed monthly Specified Amount Charge is $0.085 Per $1,000 of Base Policy Specified Amount). The Base Policy Specified Amount Charge will be deducted proportionally from the Sub Account allocations and the fixed account. In the policy, the Base Policy Specified Amount charge is referred to as the "Specified Amount Charge."
A distinct Rider Specified Amount charge applies to the Supplemental Insurance Rider. If the policy owner elects that Rider, the Total Specified Amount charges paid will depend upon the allocation of Total Specified Amount between the base policy and the Supplemental Insurance Rider. To determine Total Specified Amount charges, the amount of the Base Policy Specified Amount charge must be added to the amount of the Rider Specified Amount charge. Total charges are a weighted average of the amount of Base Policy Specified Amount and Rider Specified Amount. The end result is a charge blending. For further explanation of this blending, including an example, see the "Supplemental Insurance Rider" sub-section of the "Policy Riders and Rider Charges" section of this prospectus.

Variable Account Asset Charge
Nationwide deducts a daily Variable Account Asset Charge based on the amount of Cash Value allocated to the Sub-Accounts. This charge is reflected in the daily accumulation unit value that is used to price the accumulation units, see Valuation of Accumulation Units. The charge will vary by policy based on the amount of Cash Value allocated to the Sub-Accounts and the length of time the policy has been In Force. The charge compensates Nationwide for certain actual expenses, including a partial reimbursement of acquisition costs and premium taxes not covered by Premium Load charges. The charge also helps Nationwide off-set expense risks associated with the policy, such as the risk that the costs of issuing and administering the policy will be more than expected, the risk that lapse and surrender rates will be higher than expected, and the charge may provide profit to Nationwide. This charge is in addition to any charges assessed by the mutual funds underlying the Sub-Accounts.
The Variable Account Asset Charge is guaranteed not to exceed 0.90% of the policy's Cash Value, on an annualized basis. For policies issued with applications dated before January 1, 2009, this charge is guaranteed not to exceed 0.75% of the policy's Cash Value, on an annualized basis. The table below shows the current Variable Account Asset Charges.
Charge for policy years 1-4	Charge for policy years 5-15	Charge for policy years 16+
0.25% of daily net assets	0.20% of daily net assets	0.10% of daily net assets
A different Variable Account Asset Charge schedule applies to policies with applications signed before January 1, 2006:
Charge for policy years 1-4	Charge for policy years 5-20	Charge for policy years 21+
0.40% of daily net assets	0.25% of daily net assets	0.10% of daily net assets
Administrative Charge
An administrative charge is deducted proportionally from the policy's Sub-Account and Fixed Account allocations on the Policy Date and each monthly anniversary of the Policy Date. The charge reimburses Nationwide for the costs of maintaining the policy, including accounting and record-keeping. The charge is currently $5 per month in all policy years. The maximum guaranteed charge is $10 per month in all policy years.
Mutual Fund Operating Expenses
In addition to the policy charges, there are also charges associated with the mutual funds in which the Sub-Accounts invest. Policy owners do not pay these charges directly, but these charges do affect the value of the assets allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that Nationwide subsequently uses to value Sub-Account units. The underlying mutual funds' prospectuses contain additional information about these charges. Policy owners may contact the Service Center to receive, free of charge, copies of the prospectuses for any of the underlying mutual funds available under the policy.
A Note on Charges
During a policy's early years, the expenses Nationwide incurs in distributing and establishing the policy exceed the deductions. Nevertheless, Nationwide expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, Nationwide has designed the policy with features and investment options that it believes support and encourage long-term ownership.
Nationwide makes many assumptions and accounts for many economic and financial factors when establishing the policy's fees and charges. The following is a discussion of some of the factors that are relevant to the policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Distribution, promotional, and sales expenses include amounts paid to broker-dealer firms as commissions, expense allowances, and marketing allowances. Nationwide refers to these expenses collectively as "total compensation."
Nationwide has the ability to customize the total compensation package of its broker-dealer firms. Nationwide may vary the form of compensation paid or the amounts paid as commission, expense allowance, or marketing allowance, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations. However, the total premium based compensation will not exceed the maximum of 40% of first year premiums and 15% for renewal premiums after the first year. For policies with applications dated before January 1, 2009, the total compensation will not exceed a maximum of

29.5% of first year premiums and 11.5% for renewal premiums after the first year. Commission may also be paid as an asset-based amount instead of a Premium based amount. If an asset-based commission is paid, it will not exceed 0.30% of the non-loaned cash value per year. For policies with applications dated before January 1, 2009, if an asset-based commission is paid, it will not exceed 0.25% of the non-loaned cash value per year.
Marketing allowance is based on a firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products, which may include but not be limited to, providing conferences or seminars, sales or training programs, advertising and sales campaigns regarding the policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms.
Nationwide may also host training and/or educational meetings including the cost of travel, accommodations and meals for firms that sell the policies as well as assist such firms with marketing or advertisement costs.
The actual amount and/or forms of total compensation paid depend on factors such as the level of premiums Nationwide receives from respective broker-dealer firms and the scope of services the firms provide. Some broker-dealer firms may not receive maximum total compensation.
Individual registered representatives typically receive a portion of the commissions/total compensation paid, depending on their arrangement with their broker-dealer firm. Policy owners should consult the registered representative or Nationwide Business Solutions Group to know the exact compensation arrangement associated with this policy.
Information on Underlying Mutual Fund Service Fee Payments
Nationwide's Relationship with the Underlying Mutual Funds
The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily. The separate account (not the policy owners) is the underlying mutual fund shareholder. When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. Nationwide incurs these expenses instead.
Nationwide also incurs the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.
An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the policy and may pay Nationwide or its affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the policy.
Types of Payments Nationwide Receives
In light of the above, the underlying mutual funds or their affiliates make certain payments to Nationwide or its affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies Nationwide and its affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by the Nationwide companies in promoting, marketing and administering the policies and underlying funds. Nationwide may realize a profit on the payments received.
Nationwide or its affiliates receive the following types of payments:
•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;
•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and
•	Payments by an underlying mutual fund's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.

Furthermore, Nationwide benefits from assets invested in affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because these affiliates receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services provided. Overall, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.
Nationwide took into consideration the anticipated mutual fund service fee payments from the underlying mutual funds when it determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds). Without these mutual fund service fee payments, Nationwide would have imposed higher charges under the policy.
Amount of Payments Nationwide Receives
For the year ended December 31, 2018, the underlying mutual fund service fee payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.75% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through the policy or other variable policies that Nationwide and its affiliates issued. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all. Because the amount of the actual payments Nationwide or its affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).
For policies owned by an employer sponsored retirement plan subject to ERISA, upon a plan trustee’s request, Nationwide will provide a best estimate of plan-specific, aggregate data regarding the amount of underlying mutual fund service fee payments Nationwide received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as a calendar year.
Identification of Underlying Mutual Funds
Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, fund expenses, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, and the capability and qualification of each investment firm. Other factors Nationwide may consider during the identification process are: whether the underlying mutual fund's advisor or sub-advisor is a Nationwide affiliate; whether the underlying mutual fund or its service providers (e.g., the investment advisor or sub-advisors), or its affiliates will make mutual fund service fee payments to Nationwide or its affiliates in connection with certain administrative, marketing, and support services; or whether affiliates of the underlying mutual fund can provide marketing and distribution support for sales of the policies. For additional information on these arrangements, see Types of Payments Nationwide Receives. Nationwide reviews the funds periodically and may remove a fund or limit its availability to new contributions and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria, and/or if the fund has not attracted significant allocations from policy owners.
Nationwide does not recommend or endorse any particular fund and it does not provide investment advice.
There may be underlying mutual funds with lower fees and expenses, as well as other variable policies that offer underlying mutual funds with lower fees and expenses. Policy owners should consider all of the fees and charges of the policy in relation to its features. Higher policy fees and charges and underlying mutual fund fees and expenses have a direct effect on the policy’s investment performance.
Policy Riders and Rider Charges
Policy owners may purchase one or more of the policy’s Riders. There may be additional charges assessed for elected Riders, see In Summary: Fee Tables. The availability, operation, and benefits of the Riders may vary by the state where the policy is issued.
Rider charges are assessed starting on the Policy Date and each monthly anniversary of the Policy Date by taking deductions from the Cash Value. If a Rider is elected after the Policy Date, Rider charges will begin to be deducted on the first monthly anniversary after Nationwide approves the request unless the policy owner requests and Nationwide approves a different date.

Rider charges compensate Nationwide for the services and benefits provided, the costs and expenses incurred, and the risks assumed by Nationwide associated with offering the Riders. Nationwide may generate a profit from any of the Rider charges.
The maximum and minimum/current Rider charges are stated in the Fee Tables, see In Summary: Fee Tables.
Note: The charge and/or benefits received under certain Riders may be treated as a distribution from the policy for income tax purposes, see Periodic Withdrawals, Non-Periodic Withdrawals in Taxes, and Policy Loans.
Change of Insured Rider
This Rider is automatically issued with the policy with no associated charge. The policy owner may change the Insured at any time after the Policy Date, subject to insurability and the requirements below. There is no charge to change the Insured; however, the policy charges after the change will be based on characteristics of the new Insured including the new Insured’s Attained Age, rate type and rate classification including any Substandard Ratings.
Change of Insured requirements:
(1)	The policy owner must submit a written application to change the Insured to the Service Center;
(2)	At the time of the change, the new Insured must have the same business relationship to the policy owner as did the previous Insured;
(3)	The new Insured must have been at least 18 on the Policy Date;
(4)	The new Insured must satisfy Nationwide’s underwriting requirements and may be required to submit satisfactory evidence of insurability; and
(5)	The policy must be In Force and not be in a Grace Period when the request is made and at the time of the change (the "change date").
Coverage of the new Insured will become effective on the change date. Coverage of the previous Insured will terminate on the day before the change date. The change date is the first monthly anniversary on or next following the date the change of Insured requirements are met. The Policy Date will not change.
The Total Specified Amount of the policy will be as stated by the policy owner in the application for the change subject to the following:
(1)	the policy continues to qualify as life insurance under the Code, and
(2)	such Total Specified Amount equals or exceeds the minimum Total Specified Amount shown on the Policy Data Pages.
If the new Insured commits suicide, while sane or insane, within two years of the change date, Nationwide will not pay the Death Benefit. Instead, an amount will be paid equal to the Cash Value as of the change date, plus the sum of Premiums paid since the change date, less any Indebtedness, and less any partial surrenders.
After a change of Insured, Nationwide will not contest the policy after it has been In Force for two years from the change date.
Federal income tax consequences may result from a change in insured. For federal income tax purposes, the substitution of a new insured is treated as an exchange of the policy for another life insurance policy. Because the new insured is not the same as the insured that was substituted, the tax free treatment for policy exchanges under Code Section 1035 may not be available because the requirement that the insured under the policy relate to the same individual would not be met; consequently, the excess Cash Surrender Value over the investment in the policy would be taxable as ordinary income. The foregoing is not comprehensive and cannot replace personalized advice provided by a competent tax professional. The policy owner should seek competent tax advice regarding the tax treatment of the policy when contemplating a change of insured.
Change of Insured Charge
There is no charge associated with the Change of Insured Rider.

Supplemental Insurance Rider
General Information on the Benefits and Operation of the Supplemental Insurance Rider
This Rider will modify the amount of insurance coverage (Death Benefit) under the policy. The benefit associated with the Supplemental Insurance Rider is term life insurance on the Insured that is: (1) in addition to the Base Policy Specified Amount; (2) payable to the Beneficiary upon the Insured's death; and (3) annually renewable until the Insured reaches Attained Age 100. The charges for the Rider are calculated in the same manner as those applicable to the Base Policy.
Currently, if the policy owner chooses to purchase coverage under this Rider and concurrently reduce the Base Policy Specified Amount by an off-setting amount, some of the charges associated with the policy will be reduced because charges under the Rider may be lower than the corresponding charges under the base policy. Rider policy charges are lower in most cases because the Rider is term insurance. The greater the allocation is to the Rider, the lower the overall charges will be under the policy. See Appendix D: Examples of Charge Blending for examples showing how charges are "blended" when the Supplemental Insurance Rider is elected.
Note that:
•	Certain benefits that are normally available under the policy may be reduced or eliminated when this Rider is in effect;
•	In some years and/or at some ages, the cost of insurance charge for the Rider is more expensive than the cost of insurance for the base policy;
•	The Rider's Death Benefit terminates when the Insured reaches Attained Age 100; and
•	The compensation rates payable to the selling broker-dealer are lower on this Rider than those on the base policy.
The policy owner may purchase the Rider at the time of application or, subject to Nationwide’s approval, at a later time provided that the policy is In Force and the Rider is purchased before the Insured reaches Attained Age 100. If purchased at the time of application, the effective date of the Rider is the same as the effective date of insurance coverage. If purchased subsequently, the effective date will be the monthly anniversary of the Policy Date on or next following the date Nationwide approves the written request, unless the policy owner specifies and Nationwide approves a different date. The Rider Specified Amount may be combined with the Base Policy Specified Amount to satisfy the minimum Total Specified Amount shown on the Policy Data Page. However, while the Rider is in effect, the Base Policy Specified Amount must be at least 10% of the minimum Total Specified Amount. The policy owner may request to either increase or decrease the Total Specified Amount, subject to certain restrictions.
Rider Specified Amount Increases and Reductions Due to Partial Surrender
All increases and decreases of Rider Specified Amount, including decreases due to partial surrender are done proportionally between the amounts allocated to Base Policy Specified Amount and Rider Specified Amount.
Charges Associated with the Supplemental Insurance Rider
The Supplemental Insurance Rider charges listed below are different from the charges under the Base Policy. These charges will be applied to coverage under the Supplemental Insurance Rider and are in addition to the charge(s) paid on coverage under the base policy.
•	Rider Cost of Insurance Charge (for all policies); and
•	Per $1,000 of Rider Specified Amount Charge (only assessed on policies with applications dated on or after January 1, 2009)
Rider Cost of Insurance Charge
If the policy owner elects the Supplemental Insurance Rider, a monthly Supplemental Insurance Rider Cost of Insurance charge will be deducted to compensate Nationwide for providing term life insurance on the Insured, regardless of the Policy Date. This charge is determined by multiplying the Rider's cost of insurance rate by the Rider's Death Benefit (described below). Nationwide bases the Supplemental Insurance Rider cost of insurance rate on expectations as to future experience for factors such as mortality, persistency, expenses, and taxes. The Supplemental Insurance Rider cost of insurance rate will vary by the Insured's Issue Age, sex (if not unisex classified), tobacco use, Substandard Ratings, underwriting class, and the number of years from the Policy Date.

The Supplemental Insurance Rider Cost of Insurance Charge will be deducted proportionally from the Sub Account allocations and the Fixed Account. Because the Rider charge is deducted from the Cash Value, purchase of this Rider could reduce the amount of the Death Benefit when the Death Benefit depends on Cash Value.
Per $1,000 of Rider Specified Amount Charge
If the policy owner purchases the Supplemental Insurance Rider with an application dated on or after January 1, 2009, Nationwide will deduct a monthly Per $1,000 of Rider Specified Amount Charge from the policy's Cash Value to compensate for sales, underwriting, distribution, and issuance of the Rider. The charge applicable to the policy depends on the Total Specified Amount and the allocation of the Total Specified Amount between the Base Policy Specified Amount and the Rider Specified Amount. The Specified Amount charge for the combination of the base policy and the Supplemental Insurance Rider is determined using a weighted average (i.e., a blend that uses the relative proportions of the base and Rider Specified Amounts) of the base and Rider charges.
The Per $1,000 of Rider Specified Amount Charge will be deducted proportionally from the Sub Account allocations and the fixed account. The table below shows the current Per $1,000 of Rider Specified Amount Charges. The maximum guaranteed monthly Supplemental Insurance Rider Per $1,000 Specified Amount Charge is $0.40 Per $1,000 of Rider Specified Amount (unless the Policy is purchased in the state of New York, where the maximum guaranteed monthly Rider Specified Amount Charge is $0.085 Per $1,000 of Rider Specified Amount). To determine Total Specified Amount charges, add the amount of the Per $1,000 of Base Policy Specified Amount charge to the Per $1,000 of Rider Specified Amount charge. Total charges are a weighted average of the amount of Base Policy Specified Amount and the elected Rider Specified Amount. The end result is a charge blending, see Appendix D: Examples of Charge Blending.
Death Benefit Calculations with the Supplemental Insurance Rider
The death benefit option chosen for the base policy will also be the death benefit option for the Rider and calculation of the Death Benefit. The current death benefit option in effect is shown on the Policy Data Page. The Death Benefit is calculated as the greater of: (1) the Total Specified Amount; or (2) the Minimum Required Death Benefit (which will differ depending on whether the guideline Premium/Cash Value corridor test or the Cash Value accumulation test is used).
After the Death Benefit is calculated, it is allocated between the elected amounts of base policy and this Rider.
(1)	Base Policy Death Benefit – The amount of the Death Benefit allocated to the base policy is calculated using the formula below.
Base Policy Death Benefit = CV + (Total NAAR) x (Base Policy Specified Amount)/(Total Specified Amount)
Where:
CV = the Cash Value of the policy
Total NAAR = the total Net Amount At Risk which is the Death Benefit minus the Cash Value
The formula above determines the portion of the Death Benefit applied to the base policy by determining the ratio Base Policy Specified Amount bears to Total Specified Amount.
(2)	Supplemental Insurance Rider Death Benefit – The amount of the Death Benefit we allocate to the Supplemental Insurance Rider is calculated by taking the Death Benefit and subtracting the Base Policy Death Benefit (as calculated in item 1 above).
In most instances, charges end up being lower if the policy owner allocates as much coverage as possible to the Rider.
Total Specified Amount remains the same unless the policy owner specifically request an increase or decrease. All increases or decreases are done proportionally based on the established allocation between Rider Specified Amount and Base Policy Specified Amount.
If the Cash Value increases, the portion of the Death Benefit attributable to this Rider may, at times, be less than the Rider Specified Amount. If the Cash Value decreases, the portion of the Death Benefit attributable to the base policy may, at times, be less than the Base Policy Specified Amount.
Terminating the Rider
The policy owner may terminate this Rider by submitting a written request to the Service Center. Nationwide may require that the policy owner submit the policy for endorsement. Terminating this Rider will likely result in increased policy charges because of the difference in the pattern of policy charges for the base policy and this Rider. If the Rider is terminated, the calculation of the Death Benefit will apply exclusively to the base policy. Termination may require that the amount of Death Benefit coverage provided by the base policy be increased to maintain the qualification of the policy as a contract of life insurance under the Code.
Nationwide reserves the right to deny any request to terminate this Rider that would disqualify the policy as a contract of life insurance under the Code. If the policy is not issued as a modified endowment contract, terminating this Rider may result in the policy becoming a modified endowment contract. Nationwide will notify the Owner if the policy's non-modified endowment contract status is in jeopardy.
This Rider also terminates upon the earliest of the following dates:
•	The date policy is surrendered or terminated;
•	The date the policy Lapses;
•	The Insured's death; or
•	The date the Insured reaches Attained Age 100.
There is no Cash Value attributable to this Rider. Therefore, there is no Cash Surrender Value attributable to this Rider available to upon termination of this Rider.
In most instances, terminating the Rider will not be to the policy owner’s advantage. If the policy owner decides to terminate the Rider, the policy owner should carefully discuss this decision with the registered representative or a qualified financial advisor.
Policy Owner Services
Nationwide® Guided Portfolio Strategies
The Nationwide Guided Portfolio Strategies (GPS) are static allocation strategies comprised of two or more underlying mutual funds that together provide a unique allocation mix not available as a single underlying mutual fund. Policy owners that elect a GPS directly own Sub-Account units of the underlying mutual funds that comprise the particular portfolio elected. In other words, a GPS is not a portfolio of underlying mutual funds with one Accumulation Unit value, but rather, direct investment in certain Sub-Accounts based upon a preset allocation. There is no additional charge associated with choosing a GPS.
GPS portfolios are available under the policy at the time of application and can be added after the Policy Date by contacting the Service Center. The policy owner may elect only one GPS portfolio and the total allocation to that portfolio must equal 100%.
A GPS is a static allocation strategy. In other words, the allocations or "split" between the underlying Sub-Accounts is not monitored or adjusted to reflect changing market conditions. As such, Nationwide will not automatically rebalance Cash Value allocated to a GPS portfolio to ensure that the assets remain allocated to the underlying Sub-Accounts in the same proportion that they were allocated at the time of election. Further, Nationwide will not automatically rebalance, or otherwise modify the policy owner's allocations to the underlying Sub-Accounts to reflect changes in the GPS portfolio split or changes in available Sub-Accounts subsequent to the policy owner's original GPS election.
Nationwide is not providing investment advice by providing GPS. The policy owner may elect to transfer out among the Sub-Accounts at any time subject to the terms of this prospectus. For additional information about the Sub-Accounts that comprise a GPS, see Appendix A: Underlying Mutual Fund Information.
Policy Loans
After the expiration of the right to cancel period and while the policy is In Force, a policy owner may take a policy loan. A policy loan will be effective as of the date Nationwide receives the policy owner's written request at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms.
Taking a policy loan may increase the risk of Lapse and may result in adverse tax consequences. Unpaid loan interest charges accrue daily at a compounded annual interest rate and can cause the policy's Indebtedness to grow significantly. The policy owner should request an illustration demonstrating the impact of a policy loan on the policy's Cash Value, Cash Surrender Value, and Death Benefit Proceeds.

Loan Amount
The minimum loan amount is $500. At the time of a loan request, policy Indebtedness cannot exceed 90% of the Cash Value (i.e., the sum of existing Indebtedness and the loan request cannot exceed 90% of the Cash Value as of the loan date). Any applicable Enhancement Benefit is not available to be taken as a policy loan. Nationwide pays the policy loan to the policy owner with assets from its general account. Nationwide then uses the policy's Cash Value as collateral for the loan as described below.
Collateral and the Policy Loan Account
As collateral for the policy loan, Nationwide transfers an amount equal to the policy loan from the policy's investment options. Collateral amounts are transferred from the Cash Value to the policy loan account (which is part of Nationwide's general account). Because the policy loan account does not participate in the Investment Experience of the Sub-Accounts, policy loans can permanently affect the Death Benefit Proceeds and the Cash Value of the policy, even if repaid. The policy loan account may be subject to Nationwide's creditors in the event of insolvency.
Amounts transferred from the policy's Cash Value equal to the policy loan account are deducted from the Sub-Accounts in the same proportion as the Sub-Account allocations, unless the policy owner has instructed otherwise. Nationwide will only transfer amounts from the Fixed Account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.
The policy owner will earn interest on the collateral held in the policy loan account. Interest will accrue daily at no less than the guaranteed minimum rate stated on the Policy Data Pages. Interest credited to the policy loan account is an obligation of Nationwide’s general account and is dependent on Nationwide’s financial strength and claims paying ability. The interest earned on the policy loan account may be different than the rate earned on Cash Value allocated to the Fixed Account.
Interest Charged
Nationwide charges interest against policy Indebtedness. Indebtedness is the total amount of all outstanding policy loans, including principal and compounded interest due. The maximum interest rate Nationwide may charge against Indebtedness is 3.50% per annum. For policies issued with applications prior to January 1, 2009, the maximum annual interest rate is 3.75% per annum, see In Summary: Fee Tables for current interest charged rates. Rates may change and may vary by policy year. Currently, for polices issued on or after January 1, 2009, the effective annual interest rate charged on Indebtedness is 2.80% for the first fifteen policy years, 2.55% for policy years 16 through 30, and 2.10% thereafter. For policies issued on or after September 9, 2002, but before January 1, 2009, the current effective annual interest rate charged on Indebtedness is 3.70% for the first fifteen policy years, 3.45% for policy years 16 through 30, and 3.0% thereafter. For policies issued prior to September 9, 2002, the current effective annual interest rate charged on Indebtedness is 3.40% for the first four policy years, 3.25% for policy years five through 20, and 3.10% thereafter. Policy loan interest charges may provide revenue for risk charges and profit.
If policy loan interest is not paid when due, policy Indebtedness will continue to compound at the interest rate in effect, see When Interest is Charged and Credited below. If not paid when due, Nationwide will transfer an amount equal to the unpaid interest from the policy's investment options and add it to the policy loan account causing the original policy loan amount (now, "Indebtedness") to increase by the amount of the unpaid interest charged. Amounts transferred from the policy's investment options as unpaid interest charges will be transferred to the policy loan account in the same manner as a new loan.
Note: Over time, unpaid loan interest charges can cause the policy's Indebtedness to be significant. In some cases, policy Indebtedness may be significant enough to cause the policy to Lapse. In general, it is advantageous to repay Indebtedness and at a minimum, the interest charged on Indebtedness, at least annually.
Upon a full surrender, Lapse, or maturity, the amount received in the original loan request(s), plus unpaid loan interest charged is considered "received" under the Code and may result in adverse tax consequences, see Surrender, Lapse, Maturity in Taxes.
When Interest is Charged and Credited
Interest charged against Indebtedness accrues daily. Interest earned on collateral also accrues daily. Nationwide will transfer interest charged on Indebtedness from the policy's investment options to the collateral account, and transfer interest credited on collateral from the policy loan account to the investment options:

•	Annually, at the end of a policy year;
•	At the time a new loan is requested;
•	When a loan repayment is made;
•	Upon the Insured's death;
•	Upon policy Lapse and/or;
•	Upon a full surrender of the policy.
In most cases, the interest earned on collateral will be less and in some cases, significantly less, than the interest charged against the Indebtedness.
Repayment
The policy owner may repay all or part of policy Indebtedness at any time while the policy is In Force. The minimum loan repayment amount, if any, is stated in the policy. The policy owner should contact the Service Center to obtain loan pay-off amounts.
Note: Interest earned on collateral is not deducted from Indebtedness to calculate loan pay off amounts. If a loan repayment is made, the policy owner's Cash Value is credited with interest earned on collateral and the amount of the loan repayment is deducted from the policy's Indebtedness.
Nationwide will treat any payments made as Premium payments, unless the policy owner specifies that the payment should be applied against the policy's Indebtedness. It may be beneficial for the policy owner to repay Indebtedness before making additional Premium payments because Premium Load charges are deducted from Premium payments but not from loan repayments.
If the policy owner makes a loan repayment, it will be applied to the Sub-Accounts and the Fixed Account in accordance with the allocation instructions in effect at the time the payment is received, unless the policy owner indicates otherwise.
Repaying Indebtedness will cause the Death Benefit and net Cash Surrender Value to increase accordingly.
Lapse
The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the policy’s monthly deductions, see Unfavorable Investment Experience. Before any policy Lapse, there is a Grace Period during which the policy owner can take action to prevent the Lapse. Subject to certain conditions, the policy owner may reinstate a policy that has Lapsed.
Grace Period
If the Cash Surrender Value on any monthly anniversary date is not sufficient to cover the current monthly deductions, then a Grace Period will begin. At the beginning of a Grace Period, the policy owner will receive a notice from Nationwide that will indicate the amount of Premium that must be paid to avoid lapsing the Policy. This amount is equal to four times the current monthly deductions.
If not paid within 61 days, the policy and all Riders will Lapse.
The Grace Period will not alter the operation of the policy or the payment of Proceeds.
Reinstatement
The policy owner may reinstate a Lapsed policy by:
•	submitting a written request to reinstate the policy to the Service Center any time within three years after the end of the Grace Period (or longer if required by state law) and before the Maturity Date;
•	providing satisfactory evidence of insurability that Nationwide may require;
•	paying sufficient Premium to keep the policy In Force for three months (or less if required by state law) from the date of reinstatement;
•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and
•	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.

The policy owner may also reinstate coverage under certain Riders subject to satisfactory evidence of insurability.
If Nationwide approves the application for reinstatement and receives the required Premium, the effective date of a reinstated policy, including any reinstated Riders, will be the coinciding or next monthly anniversary of the Policy Date following the date Nationwide approves the application for reinstatement.
If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the Cash Value at the end of the most recent Grace Period. Nationwide will add any Premiums or loan repayments that were made to reinstate the policy to the Cash Value.
The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless the policy owner indicates otherwise.
Surrenders
Full Surrender
The policy may be surrendered for the Cash Surrender Value at any time while it is In Force. A surrender will be effective as of the date Nationwide receives the policy owner’s written surrender request in good order at the Service Center. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Any applicable surrender charges will be deducted from the policy’s Cash Value, see Surrender Charge. No Enhancement Benefit will be paid if the policy is surrendered pursuant to Section 1035 of the Code or paid to anyone other than the policy owner. See Payment of Policy Proceeds for additional information.
Partial Surrender
The policy owner may request a partial surrender of the policy's Cash Surrender Value at any time after the policy has been In Force for one year. Nationwide may require that the policy be sent to the Service Center for endorsement.
Nationwide may limit the number of partial surrenders to one per policy year. Currently, the number of partial surrenders is not limited. Nationwide will notify the policy owner in writing if the number of partial surrenders permitted become subject to limits. The minimum amount of any partial surrender request is $500. The maximum amount of a partial surrender in any given policy year is equal to (a) minus (b) minus (c) where:
(a)	is Cash Value;
(b)	is Indebtedness; and
(c)	is the greater of $500 or the last three monthly deductions.
Any applicable Enhancement Benefit is not available to be taken as a partial surrender.
If the policy owner requests a partial surrender, Nationwide will surrender Accumulation Units from the Sub-Accounts proportionally based on the current variable account Cash Value to equal the amount of the partial surrender. If there are insufficient Accumulation Units available, Nationwide will surrender amounts from the Fixed Account.
A partial surrender cannot result in the Total Specified Amount being reduced below the minimum Total Specified Amount indicated on the Policy Data Pages or disqualifying the policy as life insurance under Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause the policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy.
Reduction of the Total Policy Specified Amount due to a Partial Surrender
When a partial surrender is taken, the Total Policy Specified Amount will be reduced by the amount necessary to prevent an increase in the Net Amount At Risk (unless the partial surrender is a preferred partial surrender). Reduction of the Total Specified Amount is proportional between the Base Policy Specified Amount and the Rider Specified Amount. The Total Policy Specified Amount reduction will not exceed the partial surrender amount. The policy's charges going forward will be based on the new Total Specified Amount.
Any reduction of the Total Specified Amount will be made in the following order: against the most recent increase in the Total Specified Amount, then against the next most recent increases in the Total Specified Amount in succession, and finally, against the initial Total Specified Amount.

Preferred Partial Surrenders
A preferred partial surrender is a partial surrender that:
•	occurs before the 15th policy anniversary; and
•	when added to any prior preferred partial surrenders taken in the same policy year, does not exceed 10% of the Enhanced Cash Value as of the beginning of that policy year.
Preferred partial surrenders do not result in a reduction of the Total Specified Amount. The Total Specified Amount will only be reduced if the total partial surrender is greater than the amount that qualifies as a preferred partial surrender. If the total partial surrender exceeds the amount that qualifies as a preferred partial surrender, then the Total Specified Amount will be reduced only by the difference between the total partial surrender and the preferred partial surrender.
Preferred partial surrenders are non-cumulative. This means that any part of a preferred partial surrender not taken in a given policy year, cannot be added to the available preferred partial surrender amount in any later years.
The Death Benefit
Calculation of the Death Benefit
The Death Benefit will be calculated when Nationwide has received (at the Service Center) all information required to process the claim for Death Benefit Proceeds, including, but not limited to, proof that the Insured has died and any other information Nationwide may reasonably require. The Death Benefit may be subject to an adjustment if an error or misstatement was made upon application, or if the Insured dies by suicide.
While the policy is In Force, the Death Benefit will never be less than the Base Policy Specified Amount. The Death Benefit will depend on the death benefit option elected, certain Riders, and the tax test elected as discussed in greater detail below. The Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.
The Proceeds payable upon the death of the Insured are equal to the Death Benefit reduced by policy Indebtedness and unpaid charges and increased by any insurance provided by Riders. Also, policies to which an "Enhancement Benefit" is available as of the time the Proceeds become payable may receive an additional payment, see Enhancement Benefit.
Death Benefit Options
Policy owners have a choice of one of three available death benefit options under the policy. If a death benefit option is not selected, Nationwide will issue the policy with Death Benefit Option 1. Not all death benefit options are available in all states.
Death Benefit Option 1
The Death Benefit is the greater of the Total Specified Amount or the Minimum Required Death Benefit on the Insured's date of death. Death Benefit Option 1 provides a stated amount of Death Benefit coverage that generally remains static throughout the life of the policy. Typically, Death Benefit Option 1 is elected by policy owners who are interested in maintaining a pre-determined amount of life insurance coverage.
Death Benefit Option 2
The Death Benefit is the greater of the Total Specified Amount plus the Enhanced Cash Value as of the Insured's date of death, or the Minimum Required Death Benefit on the Insured's date of death. Death Benefit Option 2 provides a stated amount of Death Benefit coverage in addition to the policy's Cash Value. Typically, Death Benefit Option 2 is elected by policy owners who are interested in accumulation of Cash Value in addition to a pre-determined amount of life insurance coverage.
Death Benefit Option 3
The Death Benefit is the greater of the Total Specified Amount plus the accumulated premium account (which consists of all Premium payments, plus interest, minus all partial surrenders as of the Insured's date of death, subject to applicable maximums), or the Minimum Required Death Benefit on the Insured's date of death. Death Benefit Option 3 provides a stated amount of Death Benefit coverage plus a return of accumulated Premium and potential interest. Typically, Death

Benefit Option 3 is elected by policy owners who are interested in a policy that provides a pre-determined amount of life insurance coverage, while also providing a return of Premium. The return of Premium component may be advantageous to corporate policy owners who have a need to off-set or account for a corporate liability.
In deciding which death benefit option to elect, the policy owner should consult with a registered representative about the costs and advantages and/or disadvantages of each option. Additionally, the policy owner should request and review policy illustrations representing each option. For policies in which an Enhancement Benefit is available at the time the Death Benefit Proceeds become payable, an additional benefit may be paid, see Enhancement Benefit.
Changes in the Death Benefit Option
After the first policy year, a policy owner may elect to change the death benefit option from either Death Benefit Option 1 to Death Benefit Option 2, or from Death Benefit Option 2 to Death Benefit Option 1. A policy owner may not change to Death Benefit Option 3. However, a policy owner may change from Death Benefit Option 3 to Death Benefit Option 1 or Death Benefit Option 2. Nationwide will permit only one change of the death benefit option per policy year. The effective date of a change will be the monthly anniversary of the Policy Date following the date Nationwide approves the change.
For any change in the death benefit option to become effective, the Cash Surrender Value, after the change must be sufficient to keep the policy In Force for at least three months.
Upon effecting a death benefit option change, the Total Specified Amount may be changed (either increased or decreased) so that the Net Amount At Risk remains the same before and after the change on the date of the change. Because the policy's Net Amount At Risk remains the same before and after the change, changing the death benefit option and preserving the Net Amount At Risk by itself does not alter the policy charges. The policy charges going forward will be based on the adjusted Total Specified Amount. Depending on changes in factors such as fluctuations in the policy's Cash Value, these charges may increase or decrease after the death benefit option change.
The policy owner should request an illustration demonstrating the impact of a change in the policy's death benefit option.
Nationwide will refuse a death benefit option change that would reduce the Total Specified Amount to a level where the Premium already paid would exceed any premium limitations under the Code.
The Minimum Required Death Benefit
The policy has a Minimum Required Death Benefit. The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.
The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle. At the time the policy is issued, the policy owner irrevocably elects one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:
•	the cash value accumulation test; or
•	the guideline premium/cash value corridor test.
If a specific test is not elected, Nationwide will issue the policy with the cash value accumulation test.
Cash Value Accumulation Test
The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Enhanced Cash Value by a percentage calculated as described in the Code. The percentages depend upon the Insured's age, sex, and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.
Guideline Premium/Cash Value Corridor Test
The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Enhanced Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.
In deciding which test to elect for the policy, consider the following:
•	The cash value accumulation test generally allows flexibility to pay more Premium, subject to Nationwide's approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments. Premium payments under the guideline premium/cash value corridor test are limited by Section 7702 of the Code.

•	Generally, the guideline premium/cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years.
•	Monthly cost of insurance charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.
Regardless of which test is elected, Nationwide will monitor compliance to ensure that the policy meets the statutory definition of life insurance under the Code. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Nationwide may refuse additional Premium payments or return Premium payments so that the policy continues to meet the Code's definition of life insurance. Consult a qualified tax advisor on all tax matters involving the policy.
Maximum Death Benefit
For policies issued after the later of May 1, 2002, or the date approved in the state where the policy is issued, Nationwide may limit the Death Benefit to the maximum shown on the Policy Data Pages. The maximum Death Benefit represents the highest amount Nationwide will pay under the policy. Nationwide limits the Death Benefit in situations where it is unable or unwilling to accept any additional liability for providing insurance coverage under the policy. Currently, for Death Benefit Options 1 and 2, the Maximum Death Benefit is equal to the sum of the Cash Value and the lesser of (i) 200% of the Total Specified Amount on the Policy Date and (ii) $8,000,000. For Death Benefit Option 3, the maximum Death Benefit is equal to the lesser of (i) 200% of the Total Specified Amount on the Policy Date plus the lesser of (a) the Death Benefit Option 3 maximum increase and (b) the accumulated premium account; and (ii) the sum of the Cash Value and $8,000,000.00.
For each Valuation Period and upon the death of the Insured, Nationwide will determine whether the policy's Cash Value would cause the Death Benefit to be greater than the Maximum Death Benefit. If the Death Benefit would exceed the Maximum Death Benefit, a partial surrender will be processed from the policy so that the Death Benefit after the partial surrender is 90% of the Maximum Death Benefit. The partial surrender will subsequently reduce the Cash Value and Total Specified Amount. If the Supplemental Insurance Rider was elected, the Rider Specified Amount and the Base Policy Specified Amount will be proportionally reduced. A partial surrender of this nature will ultimately reduce total policy charges because of the decreased Total Specified Amount (decreased coverage results in lower charges).
If the policy owner elected Death Benefit Option 3 and the accumulated premium account is greater than the Cash Value, Nationwide may reduce the amount previously credited to the accumulated premium account to an amount equal to 90% of the Cash Value immediately before the reduction. For example, if the Cash Value is $100 and the accumulated premium account is $102, Nationwide would reduce the accumulated premium account by $12 to $90 (i.e., 90% of the Cash Value). The accumulated premium account will not become less than zero because of the reduction. Nationwide will notify the policy owner in writing of any reduction in the accumulated premium account within 30 days of the reduction.
The partial surrender will be deducted proportionally from the Sub-Account allocations and the Fixed Account. No Partial Surrender Fee will be assessed on the partial surrender. The partial surrender will be paid to the policy owner via check and will be accompanied by a transaction confirmation statement within 30 days of such occurrence. Partial surrenders may result in adverse tax consequences. Taxes arising from the partial surrender, if any, are the sole responsibility of the policy owner. The policy owner is encouraged to consult a tax advisor regarding tax implications of receiving a pre-death distribution prior to the purchase of this policy.
The Maximum Death Benefit may, under certain circumstances, curtail the flexibility that the policy affords the policy owner. For example, the policy's Cash Value may increase at a rate that outpaces the ratio of Cash Value to life insurance permitted under the Code. In some instances, this situation may be addressed by increasing the Total Specified Amount of insurance so that the policy's ratio of Cash Value to life insurance is readjusted to comply with the Code definition. If, however, an increase in the Total Specified Amount would cause the Death Benefit to exceed the Maximum Death Benefit, then this method of achieving compliance with the Code definition of life insurance may not be available.
Nationwide may increase the policy's Maximum Death Benefit if doing so would not be unfairly discriminatory or prohibited by state law. If the policy's Maximum Death Benefit is increased, Nationwide will reissue the Policy Data Pages with the revised Maximum Death Benefit.
Incontestability
Nationwide will not contest payment of the Death Benefit based on the initial Total Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date, and, in some states, within two years from a reinstatement date. For any change in Total Specified Amount requiring evidence of insurability, Nationwide will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insured's lifetime for two years from its effective date, and, in some states, within two years from a subsequent reinstatement date. The incontestability period in some states may be less than two years.
Nationwide will not contest a policy after a change in the Insured pursuant to the Change of Insured Rider after it has been In Force during the new Insured's lifetime for two years from the Change Date, and in some states, within two years from a reinstatement date. The incontestability period in some states may be less than two years.
Suicide
If the Insured dies by suicide within two years from the Policy Date, and, in some states, within two years of a reinstatement date, Nationwide will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders. Similarly, if the Insured dies by suicide within two years from the date an application for an increase in the Total Specified Amount was accepted by Nationwide, and, in some states, within two years from a subsequent reinstatement date, Nationwide will pay no more than the Death Benefit Proceeds associated with insurance that has been In Force for at least two years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Total Specified Amount that has been In Force for a shorter period. The suicide period in some states may be less than two years.
If the Insured dies by suicide, while sane or insane, within two years from the effective date of a change of Insured (pursuant to the terms of the Change of Insured Rider, if elected and invoked), Nationwide will pay no more than the Cash Value as of the Change Date, plus any Premium paid since such date, less any Indebtedness, and less any partial surrenders.
If the policy was issued pursuant to an exchange under Section 1035 of the Code, and the Insured dies by suicide within two years of the Policy Date, Nationwide will pay a Death Benefit equal to the lesser of: (a) the amount of insurance under the exchanged policy as of the Policy Date; or (b) the Total Specified Amount of this policy. This provision only applies if the exchanged policy was originally issued more than two years prior to the Policy Date of this policy.
Policy Maturity
If the policy is In Force on the Maturity Date, coverage will automatically be extended until the Insured's date of death, unless otherwise elected by the policy owner, see Extending Coverage Beyond the Maturity Date.
If the policy owner elects not to extend coverage beyond the Maturity Date, Nationwide will pay the Proceeds generally within seven days after the written request for payment is received at the Service Center. Nationwide may postpone payment of the Proceeds on the days that it is unable to price Accumulation Units, see Valuation of Accumulation Units. The Proceeds will equal the policy's Cash Value minus any Indebtedness. The policy is terminated once the Proceeds are paid.
The primary purpose of Maturity Date coverage extension is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of the cost basis if the maturity Proceeds are taken, see Surrender, Lapse, Maturity in Taxes.
Assuming no Indebtedness exists on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds on the Maturity Date. However, because the loan interest rate charged may be greater than loan interest credited, if Indebtedness on or after the Maturity Date exists, Proceeds after the Maturity Date may be less than the Proceeds on the Maturity Date.
Extending Coverage Beyond the Maturity Date
After the Maturity Date, the policy will operate the same as it did prior to the Maturity Date except as follows:
•	the Total Specified Amount will be changed to the Cash Value on the Maturity Date and increases or decreases to the Total Specified Amount will not be permitted;
•	Death Benefit Option 2 and Death Benefit Option 3 (for policies with applications dated on or after January 1, 2009) will be changed to Death Benefit Option 1 where the Total Specified Amount equals the Cash Value;
•	the Death Benefit will equal either 101.97% of the Cash Value if the Death Benefit is Option 1 or the Total Specified Amount plus the greater of the accumulated Premiums and Cash Value if the Death Benefit is Option 3;

•	100% of the policy's Cash Value (for policies with Death Benefit Option 1) or the accumulated premium payments (for policies with Death Benefit Option 3 and applications dated before January 1, 2009) will be permanently transferred to the Fixed Account;
•	no additional Premium payments will be permitted;
•	no additional monthly periodic policy charges will be deducted;
•	loans, loan repayments and partial surrenders will continue to be permitted;
•	loan interest will continue to be charged on Indebtedness; and
•	the extension of coverage beyond the Maturity Date will not occur when the policy would fail the definition of life insurance under the Code.
This policy may not qualify as life insurance under federal tax law after the Maturity Date. Extending coverage beyond the Maturity Date may not provide more favorable tax treatment than otherwise applicable to the maturity Proceeds. If the policy owner does not elect to receive the maturity Proceeds on the Maturity Date, coverage will automatically be extended. The policy owner should consult with a qualified tax advisor before coverage is extended beyond the Maturity Date.
Note: If the Supplemental Insurance Rider is in effect, the Maturity Date coverage with respect to the Rider Specified Amount will not be extended.
Payment of Policy Proceeds
Normally, Nationwide will make a lump sum payment of the Proceeds within seven days after the written request for payment is received at the Service Center. However, Nationwide may postpone payment of the Proceeds from:
•	the general account options for up to six months;
•	on the days that it is unable to price Sub-Account Accumulation Units, see Valuation of Accumulation Units; and/or
•	as permitted or required by federal securities laws and rules and regulations of the SEC.
Death Benefit Proceeds are paid from Nationwide’s general account. For payout options other than lump sum, Nationwide will issue a settlement contract in exchange for the policy, see Policy Settlement Options.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy Maturity Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Payments to Minors
Nationwide will not make payments directly to minors. Contact a legal advisor for options to facilitate payment of Policy Proceeds intended for a minor’s benefit.

Taxes
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. In addition, each donor is allowed a credit against the tax on ten million dollars in lifetime gifts (calculated after taking into account the applicable exclusion amount). An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.
H.R. 1, the Tax Cuts and Jobs Act (the "Act") enacted on December 22, 2017, doubled the basic estate and gift tax exclusion amount from $5 million to $10 million for estates of persons dying and gifts occurring after December 31, 2017. The exclusion amount is adjusted annually for inflation.
Under current law, an unlimited marital deduction is available for federal estate tax purposes for certain amounts that pass to the surviving spouse.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate subject to any applicable exemptions.
State and Local Taxes
State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in every policy owner's case, state by state differences of these taxes preclude a useful description of them in this prospectus.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain in the Policy
The income tax treatment of changes in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide will monitor the policy's compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be treated as taxable ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of underlying investment options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying investment options, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, Nationwide will take whatever steps are available to remain in compliance.
Based on the above, the policy should be treated as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of distributions of cash from the policy depends on whether the policy is also a modified endowment contract ("MEC") under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a MEC ("non-MEC") are more advantageous than the tax consequences of owning a life insurance policy that is a MEC.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider to the base life insurance policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy that takes into account the policy owner's individual facts and circumstances.
In general, interest the policy owner pays on a loan from a policy will not be deductible. Also, if a loan from a policy that is a non-MEC is outstanding when the policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking a policy loan, the policy owner should consult a tax advisor as to the tax consequences.
A Life Insurance Policy that is a Modified Endowment Contract
The policies offered by this prospectus may or may not be issued as MECs. If a policy is issued as a MEC, it will always be a MEC; a policy that is not issued as a MEC can become a MEC due to subsequent transactions with respect to the policy, such as payment of additional premiums.

Section 7702A of the Code defines MECs as those life insurance policies issued or materially changed on or after June 21, 1988 where the total premiums paid at any time during the first 7 policy years exceed the amount that would have been paid at that point if the policy provided for paid up benefits after the payment of 7 level annual premiums. Under certain conditions, a policy may become a MEC, or may become subject to a new 7-year testing period because of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
All MECs issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments, and other pre-death distributions from MECs. Under these special rules, such transactions are treated first as a distribution of gain to the extent that the cash value of the policy exceeds the "investment in the contract" (generally, the net premiums paid for the policy). In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless an exception to the 10% penalty applies.
A Life Insurance Policy that is NOT a Modified Endowment Contract
If the policy is not issued as a MEC, Nationwide will monitor it and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a MEC. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a MEC. Otherwise, Nationwide will reject the requested action or refund any premium paid that exceeds the modified endowment limits
Distributions from a life insurance policy that is not a MEC are generally treated as being first a return of nontaxable premiums paid or investment in the contract, and then taxable income after recovery of all the investment in the contract. Distributions not in excess of investment in the contract will reduce the owner's investment in the contract.
However, in certain circumstances a distribution from a policy that is not a MEC may not be treated as being first a return of nontaxable premium as previously described. Pursuant to Section 7702(f)(7), a cash distribution during the first 15 years after a policy is issued that causes a reduction in the specified amount of the death benefit may be fully or partially taxable to the policy owner. The policy owner should consult a competent tax advisor to carefully consider this potential tax consequences and seek further information before requesting any changes in the terms of the policy.
In addition, unlike a MEC, a loan from a life insurance policy that is not a MEC is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not MECs are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or are deemed received upon maturity) plus total policy indebtedness exceeds the investment in the contract, then the excess generally will be treated as taxable ordinary income, regardless of whether the policy is a MEC. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of specificity in the guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Effective January 1, 2013, Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (single, or head of household (with qualifying person, or qualifying widow(er) with dependent child)). The threshold for an estate or trust that is subject to the surtax is generally equal to the dollar amount at which the highest tax bracket under section 1(e) begins for the taxable year; for 2018, that amount is $12,750.

Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner's modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable distributions from, and gain from the sale or surrenders of, life insurance policies.
Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Internal Revenue Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes are includible in modified adjusted gross income.
Sale of a Life Insurance Policy
If a life insurance policy is sold for a gain, all or a portion of the gain will be treated as ordinary income. In Revenue Ruling 2009-13, the IRS concluded that the amount of gain realized from the sale of a life insurance policy is equal to the amount received (which can include relief from, or assumption of debt) over the owner's basis in the policy. The portion of the gain that is equal to the excess of the cash surrender value over the investment in the policy would be treated as ordinary income; any additional gain would be short or long-term capital gain, depending on the holding period.
Section 6050Y, enacted by H.R. 1, the Tax Cuts and Jobs Act enacted on December 22, 2017, provides that for purposes of calculating gain on the sale of a life insurance policy, the owner’s basis in the life insurance policy is not adjusted for cost of insurance (COI) charges. This reverses the IRS’s position in Revenue Ruling 2009-13 that on the sale of a cash value life insurance policy, the seller’s basis in the policy is reduced by previously imposed COI charges.
Under the transfer for value rule, the sale of the policy may result in a portion of the death benefit proceeds being taxable income when paid to the beneficiary. However, exceptions to the transfer for value rule will preclude taxation of the death benefit proceeds if the transfer of the policy is to the insured under the policy, a partner of the insured, a partnership of which the insured is a partner, or to a corporation in which the insured is a shareholder or officer.
However, Section 6050Yprovides that the exceptions to the transfer for value rules are not available to the transfer of any interest in a life insurance policy that is a reportable policy sale. Therefore, some portion of the death benefit proceeds that will be payable under the policy could be taxable. A reportable policy sale is the direct or indirect acquisition of any interest in a life insurance policy where the buyer has no substantial family, business, or financial relationship with the insured apart from the buyer’s interest in the life insurance policy.
Section 6050Y also provides special tax reporting requirements surrounding the post issue sale of a life insurance policy or the transfer of a life insurance policy to a foreign person that occurs on or after January 1, 2018. Section 6050Y requires the buyer of a post issue life insurance policy in a reportable policy sale to report the amount of the sales proceeds to the IRS and the insurance company that issued the policy. Upon receipt of the report from the buyer or any notice of a transfer of a life insurance policy to a foreign person, the issuer of the policy is then required to report the cost basis in the life insurance policy to the buyer and the IRS.
Upon later payment of the death benefit proceeds under a policy that was transferred in a reportable policy sale, the issuer of the life insurance policy is required to report the payment of the death benefit proceeds and an estimate of the buyer’s basis in the policy to the IRS and to the recipient of the death benefit proceeds.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of premium payments when the policy is surrendered in full. If, however, the policy is exchanged for another life insurance policy, MEC, or annuity contract, the policy owner will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To meet Section 1035 requirements, the insured named in the policy must be the insured for the new policy. Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Federal Income Taxation of Death Benefits
Death of Insured
The death benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary's gross income when it is paid (see, Sale of a Life Insurance Policy).
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner’s particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation.
Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policy owner for the policy. Consequently, under this general rule, the entire death benefit, less the cost to the policy owner, will be taxable. Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of the premium for this purpose.
There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied. First, if proper notice and consent are given and received, and if the insured was an employee at any time during the 12-month period before the insured's death, then Section 101(j) would not apply.
Second, if proper notice and consent are given and received and, at the time that the policy is issued, the insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then Section 101(j) would not apply.

Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employer-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and the tax treatment of the policy will depend on the policy owner’s particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a MEC, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid premiums;
•	some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•	interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the accumulation units. Based upon these expectations, no charge is being made against the policy's accumulation units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.

Nationwide may also incur state and local taxes (in addition to those described in the discussion of the premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's accumulation units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial advisor.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. For example, the "FY 2013, Budget of the United States Government" includes a proposal which, if enacted, would affect the treatment of corporate owned life insurance policies by limiting the availability of certain interest deductions for companies that purchase those policies. No proposed statutory language has been released yet, so the specifics of the proposal cannot be addressed herein. Such a proposal, if enacted, could have an adverse tax impact on the ownership of life insurance by or for the benefit of business entities. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Nationwide Life Insurance Company
Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities, and retirement products. It is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico.
Nationwide is a member of the Nationwide group of companies. Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies. The Companies were organized under Ohio law in December 1925 and 1933 respectively. The Companies engage in a general insurance and reinsurance business, except life insurance.
Nationwide VLI Separate Account-4
Organization, Registration, and Operation
Nationwide VLI Separate Account-4 is a separate account established under Ohio law. Nationwide owns the assets in this account and is obligated to pay all benefits under the policies. Nationwide may use the separate account to support other variable life insurance policies that it issues. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration does not involve the SEC's supervision of the separate account's management or investment practices or policies.
The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds. Nationwide buys and sells the mutual fund shares at their respective NAV. Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.
Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the investment experience of Nationwide's other assets. The separate account's assets are held separately from Nationwide’s other assets and are not part of Nationwide’s general account. Nationwide may not use the separate account's assets to pay any of its liabilities other than those arising from the policies. Nationwide will hold assets in the separate account equal to its liabilities. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.
Nationwide does not guarantee any money placed in this separate account. The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund. A policy owner could lose some or all of their money.
Addition, Deletion, or Substitution of Mutual Funds
Where permitted by applicable law, Nationwide reserves the right to:
•	remove, close, combine, or add Sub-Accounts and make new Sub-Accounts available;
•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;
•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;
•	combine the separate account with other separate accounts, and/or create new separate accounts;
•	deregister the separate account under the 1940 Act, or operate the separate account or any Sub-Account as a management investment company under the 1940 Act or as any other form permitted by law; and
•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.
Nationwide reserves the right to make other structural and operational changes affecting this separate account.
Nationwide will provide notice of any of the changes above. Also, to the extent required by law, Nationwide will obtain the required orders, approvals, and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC). Also, to the extent required by state law, Nationwide will accept an irrevocable election from the policy owner to transfer 100% of the policy's Cash Value to the Fixed Account if received within 60 days after the date the policy owner received notification of a material change in the investment policy of the separate account.
Substitution of Securities
Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or
(2)	further investment in an underlying mutual fund is inappropriate.
Nationwide will not substitute shares of any underlying mutual fund in which the Sub-Accounts invest without any necessary prior approval of the appropriate state and/or federal regulatory authorities. All affected policy owners will be notified in writing by U.S. mail, or any other means permitted by law, in the event there is a substitution, elimination, or combination of shares.
The substitute mutual fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premium, or both. Nationwide may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in its sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.
Deregistration of the Separate Account
Nationwide may deregister Nationwide VLI Separate Account-4 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
All policy owners will be notified in the event Nationwide deregisters Nationwide VLI Separate Account-4.

Voting Rights
Although the separate account owns the mutual fund shares, policy owners are the beneficial owner of those shares. When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, Nationwide will vote the separate account's shares only as instructed by policy owners.
When a shareholder vote occurs, a policy owner will have the right to instruct Nationwide how to vote. The weight of each vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value a policy has allocated to that mutual fund's Sub-Account (as of a date set by the mutual fund). Nationwide will vote shares for which no instructions are received in the same proportion as those that are received. What this means is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
Material Conflicts
The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.
Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the policy owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect policy owners and variable annuity payees, including withdrawal of the separate account from participation in the underlying mutual fund(s) involved in the conflict.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, (the "Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial position. The Company maintains Professional Liability Insurance and Director and Officer Liability insurance policies that may cover losses for certain legal and regulatory proceedings. The Company will make adequate provision for any probable and reasonably estimable recoveries under such policies.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or their affiliates, the Company is cooperating with regulators.
Nationwide Investment Services Corporation
The general distributor, NISC (the "Company"), is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the

Company’s financial position. The Company has agreements with Nationwide Life Insurance Company (NLIC) under which, NLIC pays all litigation costs on behalf of the Company. Should NLIC be unable or unwilling to pay these costs in the future, the Company would be liable for such costs.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Financial Statements
The Statement of Additional Information ("SAI") contains the financial statements of Nationwide VLI Separate Account-4 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (the "Company"). Policy owners may obtain a copy of the SAI FREE OF CHARGE by contacting the Service Center. Please consider the consolidated financial statements of the Company only as bearing on Nationwide’s ability to meet the obligations under the policy. Policy owners should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets of the separate account.

Appendix A: Underlying Mutual Fund Information
This appendix contains information about the underlying mutual funds in which the Sub-Accounts invest. The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.
Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
FF:	The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds. Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors. As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds. Refer to the prospectus for this underlying mutual fund for more information.

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I
This Sub-Account is only available in policies issued before April 25, 2014
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth.
American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I
This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth by investing in common stocks. Income is a secondary objective.
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I
This Sub-Account is only available in policies issued before May 1, 2005
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth.
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.
American Century Variable Portfolios, Inc. - American Century VP Ultra® Fund: Class I
This Sub-Account is only available in policies issued before December 31, 2007
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.
American Funds Insurance Series® - Asset Allocation Fund: Class 2
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds Insurance Series® - Bond Fund: Class 2
This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital.
American Funds Insurance Series® - Global Bond Fund: Class 2
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.
American Funds Insurance Series® - Global Small Capitalization Fund: Class 2
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund's investment objective is to provide long-term growth of capital.
American Funds Insurance Series® - Growth Fund: Class 2
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund's investment objective is to provide growth of capital.
American Funds Insurance Series® - Growth-Income Fund: Class 2
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund’s investment objectives are to achieve long-term growth of capital and income.
American Funds Insurance Series® - International Fund: Class 2
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund's investment objective is to provide long-term growth of capital.
American Funds Insurance Series® - New World Fund®: Class 2
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund’s investment objective is long-term capital appreciation.
BlackRock Variable Series Funds, Inc. - BlackRock Advantage Large Cap Core V.I. Fund: Class II
This Sub-Account is only available in policies issued before December 31, 2016
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The investment objective of the Fund is to seek high total investment return.
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	Seek high total investment return.
BlackRock Variable Series Funds, Inc. - BlackRock High Yield V.I. Fund: Class I
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Financial Management, Inc.
Investment Objective:	The Fund seeks to maximize total return, consistent with income generation and prudent investment management.

BNY Mellon Investment Portfolios - MidCap Stock Portfolio: Initial Shares (formerly, Dreyfus Investment Portfolios - MidCap Stock Portfolio: Initial Shares)
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400 Index).
BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (formerly, Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares)
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	The fund seeks to match the performance of the Standard & Poor's® SmallCap 600 Index (S&P SmallCap 600 Index).
BNY Mellon Stock Index Fund, Inc.: Initial Shares (formerly, Dreyfus Stock Index Fund, Inc.: Initial Shares)
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Mellon Investments Corporation
Investment Objective:	The fund seeks to match the total return of the S&P 500® Index.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (formerly, Dreyfus Sustainable U.S. Equity Portfolio, Inc. (The): Initial Shares)
This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Newton Investment Management (North America) Limited (Newton)
Investment Objective:	The fund seeks long-term capital appreciation.
BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (formerly, Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares)
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
BNY Mellon Variable Investment Fund - International Value Portfolio: Initial Shares (formerly, Dreyfus Variable Investment Fund - International Value Portfolio: Initial Shares)
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	The fund seeks long-term capital growth.
Calvert Variable Products, Inc. - Calvert VP S&P 500 Index Portfolio
This Sub-Account is only available in policies issued before April 30, 2014
Investment Advisor:	Calvert Research and Management
Sub-advisor:	Ameritas Investment Partners, Inc.
Investment Objective:	The Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.
Davis Variable Account Fund, Inc. - Davis Value Portfolio
This Sub-Account is only available in policies issued before December 31, 2017
Investment Advisor:	Davis Selected Advisors, L.P.
Sub-advisor:	Davis Selected Advisors - NY, Inc.
Investment Objective:	Long-term growth of capital.
Delaware VIP Trust - Delaware VIP Emerging Markets Series: Service Class
This Sub-Account is only available in policies issued before December 31, 2016
Investment Advisor:	Delaware Management Company, Inc.
Investment Objective:	The Series seeks long-term capital appreciation.

Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class
Investment Advisor:	Delaware Management Company, Inc.
Investment Objective:	The fund seeks capital appreciation.
Deutsche DWS Investments VIT Funds - DWS Small Cap Index VIP: Class A
Investment Advisor:	DWS Investment Management Americas, Inc.
Sub-advisor:	Northern Trust Investments, Inc.
Investment Objective:	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Deutsche DWS Variable Series II - DWS CROCI® U.S. VIP: Class B
This Sub-Account is only available in policies issued before December 31, 2010
Investment Advisor:	DWS Investment Management Americas, Inc.
Investment Objective:	Seeks to achieve a high rate of total return.
Deutsche DWS Variable Series II - DWS Small Mid Cap Value VIP: Class B
This Sub-Account is only available in policies issued before December 31, 2013
Investment Advisor:	DWS Investment Management Americas, Inc.
Investment Objective:	Long-term capital appreciation.
DFA Investment Dimensions Group Inc. - VA International Small Portfolio (formerly, Dimensional - VA International Small Portfolio)
Investment Advisor:	Dimensional Fund Advisors LP
Sub-advisor:	Dimensional Fund Advisors LTD, DFA Australia Limited
Investment Objective:	To achieve long-term capital appreciation.
DFA Investment Dimensions Group Inc. - VA U.S. Large Value Portfolio (formerly, Dimensional - VA U.S. Large Value Portfolio)
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.
DFA Investment Dimensions Group Inc. - VA U.S. Targeted Value Portfolio (formerly, Dimensional - VA U.S. Targeted Value Portfolio)
Investment Advisor:	Dimensional Fund Advisors LP
Investment Objective:	To achieve long-term capital appreciation.
DFA Investment Dimensions Group Inc. - VIT Inflation-Protected Securities Portfolio: Institutional Class (formerly, Dimensional - VIT Inflation-Protected Securities Portfolio)
Investment Advisor:	Dimensional Fund Advisors LP
Sub-advisor:	Dimensional Fund Advisors LTD, DFA Australia Limited
Investment Objective:	To provide inflation protection and earn current income consistent with inflation-protected securities.
Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class
Investment Advisor:	Eaton Vance Management
Investment Objective:	The fund seeks to provide a high level of current income.
Federated Insurance Series - Federated Fund for U.S. Government Securities II
Investment Advisor:	Federated Investment Management Company
Investment Objective:	To provide current income.
Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
This Sub-Account is only available in policies issued before December 31, 2018
Investment Advisor:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products - Emerging Markets Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc.
Investment Objective:	The fund seeks capital appreciation.
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2005 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Sub-advisor:	FMR Co., Inc.
Investment Objective:	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Sub-advisor:	FMR Co., Inc.
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2015 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Sub-advisor:	FMR Co., Inc.
Investment Objective:	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Sub-advisor:	FMR Co., Inc.
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2025 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Sub-advisor:	FMR Co., Inc.
Investment Objective:	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Sub-advisor:	FMR Co., Inc.
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2035 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Investment Objective:	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Sub-advisor:	FMR Co., Inc.
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2045 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Investment Objective:	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2050 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Sub-advisor:	FMR Co., Inc.
Investment Objective:	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2055 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Investment Objective:	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2060 Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Investment Objective:	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Income Portfolio: Service Class
Investment Advisor:	FMR Co., Inc.
Sub-advisor:	FMR Co., Inc.
Investment Objective:	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Designation: FF
Fidelity Variable Insurance Products Fund - VIP Contrafund® Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Long-term capital appreciation.
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Reasonable income.
Fidelity Variable Insurance Products Fund - VIP Government Money Market Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc.
Investment Objective:	As high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity Variable Insurance Products Fund - VIP Growth & Income Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High total return through a combination of current income and capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Growth Opportunities Portfolio: Service Class
This Sub-Account is only available in policies issued before May 1, 2002
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Capital growth.
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited
Investment Objective:	Capital appreciation.
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class
This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.
Fidelity Variable Insurance Products Fund - VIP Index 500 Portfolio: Initial Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Geode Capital Management, LLC
Investment Objective:	Total return.
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis Company, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
This Sub-Account is only available in policies issued before December 31, 2017
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Long-term growth of capital.
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class
This Sub-Account is only available in policies issued before December 31, 2007
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc. (FMRC), FMR Investment Management (UK) Limited (FMR UK), and other investment advisers serve as sub-advisers for the fund.
Investment Objective:	Long-term capital growth.
Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class
Investment Advisor:	Fidelity SelectCo, LLC (SelectCo) (the Adviser), an affiliate of Fidelity Management & Research Company
Sub-advisor:	FMRC and other investment advisers serve as sub-advisers for the fund.
Investment Objective:	The fund seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class
This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, Fidelity Investments Japan Limited, Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited
Investment Objective:	Capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 2
Investment Advisor:	Franklin Mutual Advisers, LLC
Investment Objective:	Seeks capital appreciation.
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 2
Investment Advisor:	Franklin Mutual Advisers, LLC
Investment Objective:	Seeks long-term total return.
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Seeks long-term capital growth.
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2014
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.
Goldman Sachs Variable Insurance Trust - Goldman Sachs Growth Opportunities Fund: Service Shares
This Sub-Account is only available in policies issued before December 31, 2016
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Seeks long-term growth of capital.
Goldman Sachs Variable Insurance Trust - Goldman Sachs Small Cap Equity Insights Fund: Institutional Shares
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Seeks long-term growth of capital.
Goldman Sachs Variable Insurance Trust - Goldman Sachs VIT Mid Cap Value Fund: Institutional Shares
This Sub-Account is only available in policies issued before May 1, 2006
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Seeks long-term capital appreciation.
Invesco - Invesco V.I. American Value Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Seeks long term capital appreciation.
Invesco - Invesco V.I. Growth and Income Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	To seek long-term growth of capital and income.
Invesco - Invesco V.I. High Yield Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Sub-advisor:	Invesco Canada Ltd.
Investment Objective:	Total return, comprised of current income and capital appreciation.

Invesco - Invesco V.I. International Growth Fund: Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.
Invesco - Invesco V.I. Mid Cap Core Equity Fund: Series I Shares
This Sub-Account is only available in policies issued before December 31, 2015
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.
Invesco - Invesco V.I. Mid Cap Growth Fund: Series I Shares
This Sub-Account is only available in policies issued before December 31, 2011
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.
Invesco - Invesco V.I. Small Cap Equity Fund: Series I Shares
This Sub-Account is only available in policies issued before December 31, 2017
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.
Invesco - Invesco V.I. Value Opportunities Fund: Series I Shares
This Sub-Account is only available in policies issued before December 31, 2008
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.
Invesco Oppenheimer V.I. Capital Appreciation Fund: Series I (formerly, Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares)
This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	The investment seeks capital appreciation.
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund: Series I (formerly, Oppenheimer Variable Account Funds - Oppenheimer Discovery Mid Cap Growth Fund/VA: Non-Service Shares)
This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital appreciation.
Invesco Oppenheimer V.I. Global Fund: Series I (formerly, Oppenheimer Variable Account Funds - Oppenheimer Global Fund/VA: Non-Service Shares)
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks capital appreciation.
Invesco Oppenheimer V.I. Global Strategic Income Fund: Series I (formerly, Oppenheimer Variable Account Funds - Oppenheimer Global Strategic Income Fund/VA: Non-Service Shares)
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks total return.
Invesco Oppenheimer V.I. International Growth Fund: Series I (formerly, Oppenheimer Variable Account Funds - Oppenheimer International Growth Fund/VA: Non-Service Shares)
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks capital appreciation.
Invesco Oppenheimer V.I. Main Street Fund: Series I (formerly, Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares)
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks capital appreciation.

Invesco Oppenheimer V.I. Main Street Small Cap Fund: Series I (formerly, Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares)
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital appreciation.
Ivy Variable Insurance Portfolios - Asset Strategy: Class II
This Sub-Account is only available in policies issued before December 31, 2017
Investment Advisor:	Ivy Investment Management Company
Investment Objective:	To seek to provide total return.
Ivy Variable Insurance Portfolios - Growth: Class II
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Ivy Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Ivy Variable Insurance Portfolios - High Income: Class II
This Sub-Account is only available in policies issued before December 31, 2017
Investment Advisor:	Ivy Investment Management Company
Investment Objective:	To seek to provide total return through a combination of high current income and capital appreciation.
Ivy Variable Insurance Portfolios - Mid Cap Growth: Class II
This Sub-Account is only available in policies issued before December 31, 2018
Investment Advisor:	Ivy Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Ivy Variable Insurance Portfolios - Science and Technology: Class II
Investment Advisor:	Ivy Investment Management Company
Investment Objective:	To seek to provide growth of capital.
Ivy Variable Insurance Portfolios - Securian Real Estate Securities: Class II
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Ivy Investment Management Company
Sub-advisor:	Advantus Capital Management, Inc.
Investment Objective:	To seek to provide total return through capital appreciation and current income.
Janus Henderson VIT Balanced Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Henderson VIT Enterprise Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Henderson VIT Flexible Bond Portfolio: Service Shares
This Sub-Account is only available in policies issued before December 31, 2019
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Maximum total return, consistent with preservation of capital.
Janus Henderson VIT Forty Portfolio: Service Shares
This Sub-Account is only available in policies issued before December 31, 2014
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
Janus Henderson VIT Global Technology Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Henderson VIT Mid Cap Value Portfolio: Service Shares
This Sub-Account is only available in policies issued before December 31, 2016
Investment Advisor:	Janus Capital Management LLC
Sub-advisor:	Perkins Investment Management LLC ("Perkins")
Investment Objective:	Capital appreciation.
Janus Henderson VIT Overseas Portfolio: Service Shares
This Sub-Account is only available in policies issued before December 31, 2016
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.
JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1
Investment Advisor:	J.P. Morgan Investment Management Inc.
Investment Objective:	Capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.
JPMorgan Insurance Trust - JPMorgan Insurance Trust Small Cap Core Portfolio: Class 1
Investment Advisor:	J.P. Morgan Investment Management Inc.
Investment Objective:	The Portfolio seeks capital growth over the long term.
Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares
Investment Advisor:	Lazard Asset Management LLC
Investment Objective:	Long-term capital appreciation.
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class I
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Legg Mason Partners Fund Advisor, LLC
Sub-advisor:	ClearBridge Investments, LLC
Investment Objective:	The fund seeks long-term growth of capital.
Lincoln Variable Insurance Products Trust - LVIP Baron Growth Opportunities Fund: Service Class
This Sub-Account is only available in policies issued before December 31, 2011
Investment Advisor:	Lincoln Investment Advisors Corporation (LIA)
Sub-advisor:	BAMCO, Inc.
Investment Objective:	Capital appreciation.
Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio: Class VC
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	To seek high current income and the opportunity for capital appreciation to produce a high total return.
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio: Class VC
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the market place.
Lord Abbett Series Fund, Inc. - Short Duration Income Portfolio: Class VC
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.
Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC
Investment Advisor:	Lord, Abbett & Co. LLC
Investment Objective:	The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

MFS® Variable Insurance Trust - MFS Mid Cap Growth Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust - MFS New Discovery Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust - MFS Total Return Bond Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek total return with an emphasis on current income, but also considering capital appreciation.
MFS® Variable Insurance Trust - MFS Value Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust II - MFS Blended Research® Core Equity Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust II - MFS Corporate Bond Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek total return with an emphasis on current income, but also considering capital appreciation.
MFS® Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class (formerly, MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class)
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust II - MFS Research International Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
MFS® Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.
Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio: Class I (formerly, Morgan Stanley Variable Insurance Fund, Inc. - Mid Cap Growth Portfolio: Class I)
This Sub-Account is only available in policies issued before March 31, 2011
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.
Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
Morgan Stanley Variable Insurance Fund, Inc. - Global Real Estate Portfolio: Class II
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Morgan Stanley Investment Management Inc.
Sub-advisor:	Morgan Stanley Investment Management Company
Investment Objective:	The Portfolio seeks to provide current income and capital appreciation.

Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio: Class I
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I
This Sub-Account is only available in policies issued before December 31, 2007
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.
Nationwide Variable Insurance Trust - Amundi NVIT Multi Sector Bond Fund: Class I
This Sub-Account is only available in policies issued before December 31, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Amundi Pioneer Institutional Asset Management, Inc.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.
Nationwide Variable Insurance Trust - BlackRock NVIT Equity Dividend Fund: Class I
This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital growth and income through investments in equity securities, including common stocks and securities convertible into common stocks.
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Investment Advisers LLC
Investment Objective:	The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social policy.
Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the Bloomberg Barclays U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Dynamic U.S. Growth Fund: Class I
This Sub-Account is only available in policies issued before May 1, 2016
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Mellon Investments Corporation
Investment Objective:	The Fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
This Sub-Account is only available in policies issued before December 31, 2012
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management LLC and Standard Life Investments (Corporate Funds) Limited
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital.
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I
This Sub-Account is no longer available to receive transfers or new premium payments effective October 21, 2002
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Lazard Asset Management LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class II
This Sub-Account is no longer available to receive transfers or new premium payments effective May 1, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses.
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.
Designation: FF
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderately conservative level of risk.
Designation: FF

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Massachusetts Financial Services Company; Smith Asset Management Group; and Loomis, Sayles & Company L.P.
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Massachusetts Financial Services Company; Mellon Investments Corporation; and Wellington Capital Management LLP
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Investment Advisers LLC and Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; and WEDGE Capital Management, L.L.P.
Investment Objective:	The fund seeks long-term capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	OppenheimerFunds, Inc. and Wellington Management Company, LLP
Investment Objective:	The Fund seeks capital growth.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Jacobs Levy Equity Management, Inc. and OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks long-term growth of capital.
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
This Sub-Account is only available in policies issued before December 31, 2014
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AQR Capital Management, LLC
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Wellington Management Company LLP
Investment Objective:	The Fund seeks current income and long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.
Neuberger Berman Advisers Management Trust - Mid Cap Growth Portfolio: Class I
This Sub-Account is only available in policies issued before May 1, 2004
Investment Advisor:	Neuberger Berman Investment Advisers LLC
Investment Objective:	The fund seeks growth of capital.
Neuberger Berman Advisers Management Trust - Mid Cap Growth Portfolio: Class S
This Sub-Account is no longer available to receive transfers or new premium payments effective November 6, 2015
Investment Advisor:	Neuberger Berman Investment Advisers LLC
Investment Objective:	The Fund seeks growth of capital.
Neuberger Berman Advisers Management Trust - Mid Cap Intrinsic Value Portfolio: Class I
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Neuberger Berman Investment Advisers LLC
Investment Objective:	The fund seeks growth of capital.
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I
This Sub-Account is only available in policies issued before May 1, 2019
Investment Advisor:	Neuberger Berman Investment Advisers LLC
Investment Objective:	The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental,social and governance (ESG) criteria.
PIMCO Variable Insurance Trust - All Asset Portfolio: Administrative Class
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	PIMCO
Sub-advisor:	Research Affiliates, LLC
Investment Objective:	The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.
Designation: FF
PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (Unhedged): Administrative Class
Investment Advisor:	PIMCO
Investment Objective:	The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class
Investment Advisor:	PIMCO
Investment Objective:	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Variable Insurance Trust - International Bond Portfolio (U.S. Dollar-Hedged): Administrative Class
Investment Advisor:	PIMCO
Investment Objective:	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Variable Insurance Trust - International Bond Portfolio (Unhedged): Administrative Class
This Sub-Account is only available in policies issued before December 31, 2017
Investment Advisor:	PIMCO
Investment Objective:	The Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio: Administrative Class
Investment Advisor:	PIMCO
Investment Objective:	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Advisor:	PIMCO
Investment Objective:	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class
Investment Advisor:	PIMCO
Investment Objective:	The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class
Investment Advisor:	PIMCO
Investment Objective:	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
Pioneer Variable Contracts Trust - Pioneer High Yield VCT Portfolio: Class I
This Sub-Account is only available in policies issued before December 31, 2018
Investment Advisor:	Amundi Pioneer Asset Management, Inc.
Investment Objective:	Maximize total return through a combination of income and capital appreciation.
Putnam Variable Trust - Putnam VT Small Cap Value Fund: Class IB
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Seeks capital appreciation.
Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class
This Sub-Account is only available in policies issued before December 31, 2016
Investment Advisor:	Royce & Associates, LP
Investment Objective:	Long-term capital growth.
Designation: FF
Royce Capital Fund - Royce Small-Cap Portfolio: Investment Class
Investment Advisor:	Royce & Associates, LP
Investment Objective:	Long-term capital growth.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: II
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	The fund seeks to provide long-term capital growth. Income is a secondary objective.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	The fund seeks long-term capital appreciation.
T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio: II
This Sub-Account is only available in policies issued before May 1, 2004
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Moderate Allocation Portfolio (formerly, T. Rowe Price Equity Series, Inc. - T. Rowe Price Personal Strategy Balanced Portfolio)
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	The fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.
T. Rowe Price Equity Series, Inc. - T. Rowe Price New America Growth Portfolio
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited-Term Bond Portfolio
This Sub-Account is only available in policies issued before December 31, 2019
Investment Advisor:	T. Rowe Price Associates, Inc.
Investment Objective:	The fund seeks a high level of income consistent with moderate fluctuations in principal value.
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class
This Sub-Account is only available in policies issued before May 1, 2002
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
VanEck VIP Trust - VanEck VIP Global Hard Assets Fund: Initial Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
Vanguard Variable Insurance Fund - Balanced Portfolio
Investment Advisor:	Wellington Management Company, LLP
Investment Objective:	Seeks to provide long-term capital appreciation and reasonable current income.
Vanguard Variable Insurance Fund - Capital Growth Portfolio
Investment Advisor:	PRIMECAP Management Company
Investment Objective:	The Portfolio seeks to provide long-term capital appreciation.
Vanguard Variable Insurance Fund - Diversified Value Portfolio
Investment Advisor:	Barrow, Hanley, Mewhinney & Strauss, LLC
Investment Objective:	Seeks to provide long-term capital appreciation and income.
Vanguard Variable Insurance Fund - International Portfolio
Investment Advisor:	Baillie Gifford Overseas Ltd.; Schroder Investment Management North America, Inc.
Investment Objective:	Seeks to provide long-term capital appreciation.
Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio
Investment Advisor:	Vanguard Equity Index Group
Investment Objective:	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
Vanguard Variable Insurance Fund - Real Estate Index Portfolio
Investment Advisor:	Vanguard Equity Index Group
Investment Objective:	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.
Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio
Investment Advisor:	Vanguard Fixed Income Group
Investment Objective:	Seeks to provide current income while maintaining limited price volatility.

Vanguard Variable Insurance Fund - Small Company Growth Portfolio
Investment Advisor:	ArrowMark Partners; Vanguard Quantitative Equity Group
Investment Objective:	Vanguard Variable Insurance Fund Small Company Growth Portfolio seeks to provide long-term capital appreciation.
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio
Investment Advisor:	Vanguard Fixed Income Group
Investment Objective:	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index.
Vanguard Variable Insurance Fund - Total International Stock Market Index Portfolio
Investment Advisor:	Vanguard Equity Index Group
Investment Objective:	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.
Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I
Investment Advisor:	Virtus Investment Advisers, Inc.
Sub-advisor:	Duff & Phelps Investment Management Co.
Investment Objective:	Capital appreciation and income with approximately equal emphasis.
Wells Fargo Variable Trust - VT Discovery Fund: Class 2
This Sub-Account is only available in policies issued before January 2, 2008
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management, Inc.
Investment Objective:	Seeks long-term capital appreciation.
Wells Fargo Variable Trust - VT Opportunity Fund: Class 2
This Sub-Account is only available in policies issued before February 1, 2003
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management, Inc.
Investment Objective:	Seeks long-term capital appreciation.
Wells Fargo Variable Trust - VT Small Cap Growth Fund: Class 2
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management, Inc.
Investment Objective:	Seeks long-term capital appreciation.

Appendix B: Definitions
Accumulation Unit – An accounting unit of measure of an investment in, or share of, a Sub-Account. Accumulation Unit values are initial set at $10 for each Sub-Account.
Attained Age – A person's Issue Age plus the number of full years since the Policy Date.
Base Policy Specified Amount – The amount of insurance coverage selected under the base policy, excluding any Rider Specified Amount.
Cash Surrender Value – The amount payable to the policy owner upon a full surrender of the policy. This amount is equal to the Enhanced Cash Value, minus Indebtedness and outstanding policy charges.
Cash Value – The total amount allocated to the Sub-Accounts, the policy loan account, and the Fixed Account.
Code – The Internal Revenue Code of 1986, as amended.
Death Benefit – The amount paid upon the Insured's death, before the deduction of any Indebtedness, or due and unpaid policy charges.
Enhanced Cash Value – The sum of the policy's Cash Value plus the Enhancement Benefit, if applicable.
Enhancement Benefit – An additional amount added to the policy's Cash Value upon a full surrender of the policy during the applicable policy years, provided the qualifying conditions have been satisfied.
Excess Premium – Any Premium applied to the policy that is not considered Target Premium.
Fixed Account – An investment option that is funded by Nationwide's general account.
Grace Period – A 61-day period after which the Policy will Lapse if sufficient payments are not made to prevent Lapse.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life is insured under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Issue Age – A person's age based on their last birthday on or before the Policy Date.
Lapse – The policy terminates without value.
Maturity Date – The policy anniversary on which the Insured reaches Attained Age 100 for policies with applications dated prior to January 1, 2009. For policies with applications dated on or after January 1, 2009, the Maturity Date is the anniversary of the Policy Date on or next following the Insured reaching Attained Age 120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify the policy as life insurance under the Code.
Nationwide – Nationwide Life Insurance Company.
Net Amount At Risk – The policy's base Death Benefit minus the policy's Cash Value.
Net Asset Value (NAV) – The price of each share of a mutual fund in which a Sub-Account invests. NAV is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. Nationwide uses NAV to calculate the value of Accumulation Units. NAV does not reflect deductions made for charges taken from the Sub-Accounts.
Net Premium – The amount of Premium applied to the policy after the deduction of the Percent of Premium Charge.
Policy Data Page(s) – The Policy Data Page(s) are issued as part of the policy and contain information specific to the policy and the Insured, including coverage and Rider elections. Updated Policy Data Page(s) will be issued if the policy owner makes any changes to coverage elections after the policy is issued.

Policy Date – The date the policy takes effect as shown in the Policy Data Pages. Policy years, months, and anniversaries are measured from this date.
Policy owner or Owner – The person or entity named as the owner on the application, or the person or entity assigned ownership rights.
Policy Proceeds or Proceeds – The amount payable upon termination of the policy. Policy Proceeds may constitute the Death Benefit, the Maturity Proceeds, or the Cash Surrender Value upon a full surrender of the policy.
Premium – Amount(s) paid to purchase and maintain the policy.
Rider – An optional benefit purchased under the policy. Rider availability and Rider terms may vary depending on the state in which the policy was issued.
Rider Specified Amount – The portion of the Total Specified Amount attributable to the Supplemental Insurance Rider.
SEC – Securities and Exchange Commission.
Service Center – The department of Nationwide responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is Nationwide's mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility. Information on how to contact the Service Center is in the Contacting the Service Center provision.
Sub-Account(s) – The mechanism used to account for allocations of Net Premium and Cash Value among the policy's variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insured beyond traditional factors for standard risks, which include age, sex, and tobacco habits of the Insured. Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors). The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost of coverage.
Target Premium – The maximum amount of Premium the policy owner may pay to purchase Base Policy Specified Amount under Section 7702A of the Code and still have the policy treated as a life insurance contract for federal tax purposes. This is the maximum Premium that the policy owner may pay based on the "7-Pay method", which determines the limits on Premium payments in each of the first seven policy years. The actual amount is based on numerous factors which include the Issue Age of the Insured, Substandard Ratings (if any), and an adjustment for any Premium exchanged into the policy under Section 1035 of the Code.
Total Specified Amount – The sum of the Base Policy Specified Amount and the Rider Specified Amount, if applicable.
Valuation Period – The period during which Nationwide determines the change in the value of the Sub-Accounts. One Valuation Period ends and another begins with the close of trading on the NYSE.

Appendix C: The Enhancement Benefit
The Enhancement Benefit is calculated monthly and is equal to the product of the Cash Value multiplied by the Enhancement Percentage. If an enhancement cap is applicable, the Enhancement Benefit will not to exceed the product of (a) and (b), where:
(a) = the Enhancement Cap Percentage (if applicable)
(b) = the Total Percent of Premium Charge Paid.
Currently, the percentages used in the Enhancement Benefit calculation decline after the first policy year. The benefit decreases to zero at the end of the ninth policy year if the policy is a modified endowment contract and tenth policy year if the policy is not a modified endowment contract.
Since the policy's Cash Value is a factor in determining the Enhancement Benefit, factors that impact the Cash Value will also impact the amount of the Enhancement Benefit, if any. If the Supplemental Insurance Rider is In Force, the Enhancement Benefit is reduced because of the lower charges associated with the Rider.
Policy owners may elect to modify their Enhancement Benefit by choosing at the time the policy is issued a percentage allocation between two Enhancement Benefit schedules, Schedule A and Schedule B. The enhancement percentages from the respective schedules will be blended, according to the allocation percentages elected to determine the Enhancement Benefit percentage applicable to a particular policy. This blending option allows the policy owner to more closely match the benefit to the corporate liability it is intended to off-set.
The A and B Enhancement Benefit schedules reflect different patterns of intended performance. Schedule A provides a greater Enhancement Benefit in early policy years and then decreases at a faster rate. Schedule B provides a lower Enhancement Benefit in the early policy years and decreases at a slower rate. The policy owner can choose any percentage blend between Schedule A and Schedule B. Policy owners should consult with a registered representative to determine an appropriate blending of Enhancement Benefit schedules that best fit their particular needs.
The tables below show the current factors used to calculate the Enhancement Benefit for the first and last month of each policy year. The actual calculation will depend on the month the policy is surrendered because all factors decrease monthly during a policy year except for the first policy year. Policy owners may, free of charge, request a calculation of their current Enhancement Benefit by contacting our Service Center.
Enhancement Benefit Factors for Modified Endowment Contracts
	Base Policy Enhancement Percentage		Rider Enhancement Percentage			Enhancement Cap Percentage
Policy Year	Month 1	Month 12	Month 1	Month 12
1	4.70%	4.70%	3.70%	3.70%	155%
2	4.65%	4.15%	3.66%	3.25%	155%
3	4.10%	3.60%	3.21%	2.80%	150%
4	3.55%	3.05%	2.76%	2.35%	145%
5	3.00%	2.45%	2.31%	1.85%	140%
6	2.40%	1.85%	1.81%	1.35%	135%
7	1.80%	1.25%	1.31%	0.85%	105%
8	1.20%	0.65%	0.81%	0.40%	85%
9	0.60%	0.00%	0.37%	0.00%	65%
10	0.00%	0.00%	0.00%	0.00%	35%
11+	0.00%	0.00%	0.00%	0.00%	0%
Enhancement Benefit Factors for Non-Modified Endowment Contracts
Applicable Only to Policies With Applications Signed Before January 2, 2010
	Base Policy Enhancement Percentage		Rider Enhancement Percentage			Enhancement Cap Percentage
Policy Year	Month 1	Month 12	Month 1	Month 12
1	15.85%	15.85%	5.20%	5.20%	155%
2	15.65%	13.41%	5.13%	4.40%	155%
3	13.22%	11.10%	4.33%	3.60%	150%

	Base Policy Enhancement Percentage		Rider Enhancement Percentage			Enhancement Cap Percentage
Policy Year	Month 1	Month 12	Month 1	Month 12
4	10.92%	8.88%	3.55%	3.00%	145%
5	8.70%	6.75%	2.96%	2.50%	140%
6	6.58%	4.66%	2.46%	2.00%	135%
7	4.52%	3.02%	1.96%	1.50%	105%
8	2.92%	1.86%	1.46%	1.00%	85%
9	1.78%	0.89%	0.96%	0.50%	65%
10	0.82%	0.00%	0.46%	0.00%	35%
11+	0.00%	0.00%	0.00%	0.00%	0%
Using the factors available in the tables above, here is an example of how an Enhancement Benefit would be calculated.
In this example, assume the following:
•	A surrender is requested in the last month of policy year 2.
•	The policy is a non-modified endowment contract.
•	The Cash Value is $200,000.
•	The Base Policy Specified Amount Allocation (as a percentage of the Total Specified Amount) is 75%.
•	The Rider Specified Amount Allocation (as a percentage of the Total Specified Amount) is 25%.
•	The Cumulative Premium Load paid is $15,250.
Using these assumptions, the Enhancement Benefit, capped by the Enhancement Cap, is calculated as follows:
Enhancement Percentage x Cash Value
Where: Enhancement Percentage = (Base Policy Specified Amount Allocation x Base Enhancement Percentage) + (Rider Specified Amount Allocation x Rider Enhancement Percentage) =(0.75 x 13.41%) + (0.25 x 4.40%) =11.1575%
=11.1575% x $200,000 =$22,315.00Enhancement Cap =Enhancement Cap Percentage x cumulative Premium Load
=155% x $15,250 =$23,637.50
Since $22,315.00 is below the $23,637.50 Enhancement Cap, the Enhancement Benefit here is $22,315.00.
Enhancement Benefit Factors for Non-Modified Endowment Contracts: Blending of Enhancement Benefit Schedules
Applicable Only to Policies With Applications Signed On or After January 2, 2010
	Base Policy Enhancement Percentage Schedule A		Base Policy Enhancement Percentage Schedule B		Rider Enhancement Percentage Schedule A		Rider Enhancement Percentage Schedule B			Enhancement Cap Percentage Schedule A	Enhancement Cap Percentage Schedule B
Policy Year	Month 1	Month 12	Month 1	Month 12	Month 1	Month 12	Month 1	Month 12
1	16.15%	16.15%	13.35%	13.35%	6.00%	6.00%	4.60%	4.60%	155%	140%
2	15.95%	13.69%	13.19%	11.39%	5.93%	5.10%	4.53%	3.80%	155%	140%
3	13.44%	10.70%	11.27%	10.00%	5.02%	4.10%	3.73%	3.00%	150%	140%
4	10.46%	7.87%	9.86%	8.37%	4.03%	3.20%	2.97%	2.60%	145%	140%
5	7.71%	5.90%	8.21%	6.50%	3.12%	2.25%	2.58%	2.35%	140%	145%
6	5.75%	4.04%	6.35%	4.64%	2.20%	1.60%	2.31%	1.90%	135%	140%
7	3.94%	2.88%	4.54%	3.48%	1.56%	1.10%	1.87%	1.50%	105%	135%
8	2.78%	1.69%	3.40%	2.49%	1.06%	0.60%	1.47%	1.10%	85%	100%
9	1.61%	0.71%	2.39%	1.31%	0.57%	0.20%	1.06%	0.60%	65%	65%
10	0.65%	0.00%	1.20%	0.00%	0.18%	0.00%	0.55%	0.00%	35%	35%
11+	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0%	0%
Using the factors available in the table above, here is an example of how an Enhancement Benefit would be calculated.
In this example, we will assume the following:
A surrender in the last month of policy year 2.

The policy is a non-modified endowment contract.
Cash Value =$200,000.
75% Base Policy Specified Amount Allocation (as a percentage of the Total Specified Amount).
25% Rider Specified Amount Allocation (as a percentage of the Total Specified Amount).
Cumulative Premium Load =$15,250.
60% Enhancement Schedule A and 40% Enhancement Schedule B election.
Using these assumptions, the Enhancement Benefit, capped by the Enhancement Cap, is calculated as follows:
Enhancement Benefit = [X (Base policy Specified Amount Allocation) + Y (Rider Specified Amount Allocation)] x Cash Value
Where: X	=	[(Enhancement Schedule A election) (base policy Enhancement Percentage Schedule A)] +
[(Enhancement Schedule B election) (Base policy Enhancement Percentage Schedule B)]
	=	[(60%)(13.69%) + (40%)(11.39%)] =12.77%
Y	=	[(Enhancement Schedule A election) (Rider Enhancement Percentage Schedule A)] +
[(Enhancement Schedule B election) (Rider Enhancement Percentage Schedule B)]
	=	[(60%)(5.10%)] + [(40%)(3.80%)] =4.58%
	=	[(12.77%)(0.75) + (4.58%)(0.25)] x $200,000
	=	(10.73%) x $200,000
	=	$21,445.00
Enhancement Cap = [(Enhancement Schedule A election) (Enhancement Cap percentage Schedule A) +
(Enhancement Schedule B election) (Enhancement Cap Percentage Schedule B)] x cumulative Premium Load=[(60%) (155%) + (40%) (140%)] x $15,250 =149% x $15,250 =$22,722.50
Since $21,445.00 is below the $22,722.50 Enhancement Cap, the Enhancement Benefit here is $21,445.00.

Appendix D: Examples of Charge Blending
For Policies with Applications Signed On or After January 2, 2010
The tables and the calculations below show examples of how actual charges would be determined using a sample policy assuming the following:
•	The policy is in year 3.
•	The Total Specified Amount is $1,000,000.00.
•	The Total Specified Amount is allocated 80% to Base Policy Specified Amount and 20% to Rider Specified Amount. Therefore, the Base Policy Specified Amount Allocation is 80% and Rider Specified Amount Allocation is 20%.
In each table, the first column after the "Policy Year" column shows charges associated with the Base Policy, the second column shows charges associated with the Supplemental Insurance Rider and the third column shows how those charges will be "blended" with an election of the Supplemental Insurance Rider. The "blending" calculates charges based on a weighted average of the Base Policy Specified Amount and Rider Specified Amount. To determine weighted average, the charge amount attributed to base policy charges and rider charges are independently multiplied by their respective allocations and the result of each is added together to achieve the total charge assessed.
For the examples below, assume:
Policy year 3
Total Specified Amount is $1,000,000.00
Total Specified Amount is allocated 80% to Base Policy Specified Amount and
20% to Rider Specified Amount; therefore,
Base Policy Specified Amount Allocation is 80%
Rider Specified Amount Allocation is 20%
All of the tables and calculation examples use the current charges as disclosed in the "In Summary: Fee Tables" section of the prospectus. If maximum charges were used in these examples, the charges would be higher.
Premium Load: Deducted from Each Premium Paid
Policy Year	Target Premium Charge	Excess Premium Charge	80%/20% Charge Blend
1	10.00%	4.00%	8.80%
2	8.00%	3.00%	7.00%
3	6.00%	2.00%	5.20%
4	4.00%	2.00%	3.60%
5	2.00%	2.00%	2.00%
Using the charges in the table above and the assumptions in the example listed above, here is how the total Premium Load charge is calculated.
Total Premium Load Charges
= [(Base Policy Specified Amount Allocation) x (Target Premium Charge)] +
[(Rider Specified Amount Allocation) x (Excess Premium Charge)]
= [(0.80) x (0.06)] + [(0.20) x (0.02)]
= [(0.048)] + [(0.004)]
= 0.052 or 5.20% of Premium received during the policy year.
Annualized Variable Account Asset Charge: Deducted Monthly from Sub-Accounts Value
Policy Year	Base Variable Account Asset Charge	Rider Variable Account Asset Charge	80%/20% Charge Blend
1	0.25%	0.25%	0.25%

Policy Year	Base Variable Account Asset Charge	Rider Variable Account Asset Charge	80%/20% Charge Blend
2	0.25%	0.25%	0.25%
3	0.25%	0.25%	0.25%
4	0.25%	0.25%	0.25%
5	0.20%	0.20%	0.20%
Using the charges in the table above and the assumptions in the example listed above, here is how the annualized Variable Account Asset Charge is calculated.
Annualized Variable Account Asset Charge
= [(Base Policy Specified Amount Allocation) x (Base Variable Account Asset Charge)] + [(Rider Specified Amount Allocation) x (Rider Variable Account Asset Charge)] = [(0.80) x (0.0025)] + [(0.20) x (0.0025)]
= [(0.002)] + [(0.0005)]
= 0.0025 or 0.25% of the daily net assets allocated to the Sub-Accounts.
Per $1,000 of Total Specified Amount Charge: Deducted Monthly from Cash Value
Policy Year	Base Specified Amount Charge	Rider Specified Amount Charge	80%/20% Charge Blend
1	$80.00	$20.00	$68.00
2	$80.00	$20.00	$68.00
3	$80.00	$20.00	$68.00
4	$80.00	$20.00	$68.00
5	$80.00	$20.00	$68.00
Using the charges in the table above and the assumptions in the example listed above, here is how the Per $1,000 of Total Specified Amount charge is calculated.
Per $1,000 of Total Specified Amount Charge Per Month
= [(Base Policy Specified Amount Allocation) x (Per $1,000 of Base Policy Specified Amount Charge)] + [(Rider Specified Amount Allocation) x (Per $1,000 of Rider Specified Amount Charge)]
= [(0.80) x ($80.00)] + [(0.20) x ($20.00)]
= [($64.00)] + [($4.00)]
= $68.00, deducted monthly from Cash Value.
Cost of Insurance Per $1,000 of Net Amount At Risk based on Issue
Age of 45: Deducted Monthly from Cash Value*
Policy Year	Base Policy Cost of Insurance	Rider Cost of Insurance	80%/20% Charge Blend
1	0.08689	0.04033	0.07758
2	0.10017	0.04698	0.08953
3	0.11223	0.05474	0.10073
4	0.12556	0.06377	0.11320
5	0.18135	0.07430	0.15994
*	Cost of Insurance charge rates change each policy year based on the increasing age of the Insured.
Using the charges in the table above and the assumptions in the example listed above, here is how the Cost of Insurance per $1,000 charge is calculated.
Cost of Insurance Per $1,000 Charge
= [(Base Policy Specified Amount Allocation) x (Base Cost of Insurance Per $1,000)] + [(Rider Specified Amount Allocation) x (Rider Cost of Insurance Per $1,000)]
= [(0.80) x (0.11223)] + [(0.20) x (0.05474)]
= [(0.089784)] + [(0.010948)]

= 0.10073 per $1,000 of Net Amount At Risk.
For Policies with Applications Signed Before January 2, 2010
Premium Load: Deducted from Each Premium Paid
Policy Year	Target Premium Charge	Excess Premium Charge	80%/20% Charge Blend
1	10.00%	4.00%	8.80%
2	8.00%	3.00%	7.00%
3	6.00%	2.00%	5.20%
4	4.00%	2.00%	3.60%
5	2.00%	2.00%	2.00%
Annualized Variable Account Asset Charge: Deducted Monthly from Sub-Accounts Value
Policy Year	Base Variable Account Asset Charge	Rider Variable Account Asset Charge	80%/20% Charge Blend
1	0.25%	0.25%	0.25%
2	0.25%	0.25%	0.25%
3	0.25%	0.25%	0.25%
4	0.25%	0.25%	0.25%
5	0.20%	0.20%	0.20%
Per $1,000 of Total Specified Amount Charge: Deducted Monthly from Cash Value
Policy Year	Base Specified Amount Charge	Rider Specified Amount Charge	80%/20% Charge Blend
1	$1,320.00	$240.00	$1,104.00
2	$1,320.00	$240.00	$1,104.00
3	$1,320.00	$240.00	$1,104.00
4	$1,320.00	$240.00	$1,104.00
5	$1,320.00	$240.00	$1,104.00
Cost of Insurance Per $1,000 of Net Amount At Risk based on Issue
Age of 45: Deducted Monthly from Cash Value*
Policy Year	Base Policy Cost of Insurance	Rider Cost of Insurance	80%/20% Charge Blend
1	0.07414	0.04033	0.06738
2	0.08527	0.04698	0.07761
3	0.09807	0.05474	0.08940
4	0.11279	0.06377	0.10298
5	0.12972	0.07430	0.11863

Outside back cover page
To learn more about the policy, the policy owner should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Cash Values, and to request other information about the policy contact the Service Center:
•	by telephone at 1-877-351-8808 (TDD: 1-800-238-3035)
•	by mail to Nationwide Life Insurance Company
Nationwide Business Solutions Group
One Nationwide Plaza, 1-11-401
Columbus, OH 43215-2220
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Nationwide Life Insurance Company and the policy.
Investment Company Act of 1940 Registration File No. 811-08301
Securities Act of 1933 Registration File No. 333-43671